                                  SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           MILLER EXPLORATION COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[_]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)      Title of each class of securities to which transaction
                  applies:
--------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5)      Total fee paid:
--------------------------------------------------------------------------------
[_]      Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
         (1)      Amount previously paid:
--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
         (3)      Filing party:
--------------------------------------------------------------------------------
         (4)      Date filed:

                           MILLER EXPLORATION COMPANY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

   The annual meeting (the "Annual Meeting") of stockholders of Miller Exploration Company (the "Company") will be held at the offices of the Company at 3104 Logan Valley Road, Traverse City, Michigan, on Friday, May 25, 2001, at 10:00 a.m., local time, for the following purposes:

  (1) to elect one director of the Company to serve until the 2004 annual meeting of stockholders of the Company;

  (2) to consider and vote upon a proposal to amend the Company's 1997 Stock Option and Restricted Stock Plan to increase the number of authorized shares of common stock issuable under the plan from 1,900,000 to 2,400,000.

  (3) to consider and vote upon a proposal to amend the Company's Equity Compensation Plan for Non-Employee Directors to increase the number of authorized shares of common stock issuable under the plan from 320,000 to 600,000.

  (4) to ratify the selection of Arthur Andersen LLP as the Company's independent accountants for the year ending December 31, 2001; and

  (5) to transact any other business that properly comes before the meeting.

   The transfer books of the Company will not be closed, but only stockholders of record at the close of business on April 17, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of these stockholders will be available for examination at the office of Deanna
L. Cannon, Vice President-Finance and Secretary of the Company, at 3104 Logan Valley Road, Traverse City, Michigan, during normal business hours for ten days before the meeting.

                                          By Order of the Board of Directors


                                          Deanna L. Cannon
                                          Vice President--Finance and
                                           Secretary

April 20, 2001


  Your Vote is Important. Even if you plan to attend the meeting, PLEASE SIGN,
                  DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                           MILLER EXPLORATION COMPANY
                             3104 Logan Valley Road
                            Traverse City, MI 49684

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 25, 2001

                                PROXY STATEMENT

   The enclosed proxy is solicited on behalf of the Board of Directors of Miller Exploration Company (the "Company" or "Miller") for use at the annual meeting of stockholders of the Company to be held on May 25, 2001, or any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Company at 3104 Logan Valley Road, Traverse City, Michigan, at 10:00 a.m., local time. The record date for the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 17, 2001 (the "Record Date"). The approximate date on which this Proxy Statement and accompanying Proxy are first being sent to stockholders is April 20, 2001.

   The common stock of the Company, par value $.01 per share ("Common Stock"), can be voted at the Annual Meeting only if the holder is present or represented by proxy at the Annual Meeting. You may revoke your proxy at any time before it is exercised by delivering a written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting in person.

                               QUORUM AND VOTING

   Holders of Common Stock of record at the close of business on the Record Date are entitled to one vote for each share held on all matters submitted to a vote of stockholders at the Annual Meeting or any adjournment thereof. The holders of shares of Common Stock do not have cumulative voting rights. As of the close of business on the Record Date, there were 19,443,241 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

   The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present (either in person or by proxy), the stockholders entitled to vote who are present in person or by proxy have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present in person or by proxy, any business may be transacted that might have been transacted at the Annual Meeting as originally noticed.

   Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business. Abstentions and broker non-votes are tabulated separately, with abstentions counted in tabulations of the votes cast on a proposal for purposes of determining whether a proposal has been approved while broker non-votes relating to a proposal are not counted as a vote cast with respect to that proposal.

   The election of directors will be determined by plurality vote and the ratification of the appointment of Arthur Andersen LLP, the proposal to amend the Company's 1997 Stock Option and Restricted Stock Plan (the "1997 Stock Plan"), and the proposal to amend the Equity Compensation Plan for Non-Employee Directors (the "Director's Plan") each requires the approval of a majority of the outstanding shares of Common Stock that are present at the Annual Meeting in person or by proxy and entitled to vote thereon. Therefore, abstentions will have a neutral effect on the election of directors, and will have the effect of votes against the proposal to ratify the selection of independent accountants and the proposal seeking amendment of the Plan and the Stock Plan, whereas broker non-votes will have a neutral effect on all such proposals.

   Shares represented by each Proxy that is properly executed and returned and upon which no contrary instructions are indicated about a specified matter will be voted as follows with respect to the specified matter: (i) FOR the election of the one person named in this Proxy Statement as the nominee of the Board of Directors of the Company (the "Board of Directors") for election to the Board of Directors; (ii) FOR the proposal to amend the Company's 1997 Stock Option and Restricted Stock Plan to increase the number of stock options; (iii) FOR the proposal to amend of the Equity Compensation Plan; (iv) FOR the ratification of the appointment of Arthur Andersen LLP as the independent accountants for the Company for 2001; and (v) in accordance with the discretion of the holders of the Proxy with respect to any other business that properly comes before the stockholders at the Annual Meeting.

                                 ANNUAL REPORT

   The annual report for the Company's fiscal year ended December 31, 2000, including audited financial statements, is being furnished with this Proxy Statement to stockholders of record as of the Record Date. The annual report does not constitute a part of the proxy solicitation materials.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

   The Company's Board of Directors currently consists of seven directors. The Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, with each class to be as nearly equal in number as possible. Each class of directors serves a term of office of three years, with the term of one class expiring at the annual meeting of stockholders in each successive year and after their successors are duly elected and qualified. One director will be elected at the Annual Meeting to serve for a three-year term expiring at the annual meeting in 2004. The Board of Directors has nominated the following nominee for election as a director:

                                Martin G. Lagina

   Should any nominee named in this Proxy Statement for the office of director become unable or unwilling to accept nomination or election, the person acting under the Proxy will vote for the election, in his stead, of any other person whom the Board of Directors recommends. The Board of Directors has no reason to believe that the nominee named above will be unable or unwilling to serve if elected.

              YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                      ELECTION OF THE NOMINEE AS DIRECTOR

             PROPOSAL TWO: AMENDMENT TO THE COMPANY'S STOCK OPTION
                       AND RESTRICTED STOCK PLAN OF 1997

Overview

   The purpose of the Company's Stock Option and Restricted Stock Plan of 1997 is to provide incentives that will attract, retain and motivate highly competent persons as directors, officers and key employees of Miller by providing them opportunities to acquire shares of our Common Stock. Additionally, the 1997 Stock Plan is intended to assist in further aligning the interests of Miller's directors, officers and key employees to those of its other stockholders. To accomplish this purpose, the 1997 Stock Plan offers a proprietary interest in the Company through the distribution of benefits in the form of stock-based compensation, including stock options and restricted stock grants. These grants are referred to in this Proxy Statement as "Incentive Awards."

   Subject to the terms of the 1997 Stock Plan, a committee of the Board of Directors determines the terms of each Incentive Award, which are set forth in a written agreement delivered to the recipient of the Incentive Award. The terms of award agreements may vary from person to person. The 1997 Stock Plan was administered by the Stock Plan Committee until April 6, 2001, when the Stock Plan Committee was dissolved and administration of the 1997 Stock Plan was given to the Compensation Committee.

   The Board of Directors and stockholders of the Company adopted the 1997 Stock Plan on November 17, 1997. The maximum number of shares of Common Stock that may be issued under the 1997 Stock Plan currently is 1,900,000, subject to certain antidilution adjustments. As of April 10, 2001, 460,750 shares of Common Stock were available for additional benefits to be granted under the 1997 Stock Plan. On April 16, 2001, the last reported sale price of the Company's common stock on the Nasdaq National Market was $1.15 per share.

Amendment

   In March 2001, the Stock Plan Committee adopted, and the Board of Directors ratified, an amendment to the 1997 Stock Plan, subject to stockholder approval. If approved by the stockholders, the amendment to the 1997 Stock Plan will increase the maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Awards granted under the 1997 Stock Plan by 500,000 from 1,900,000, to 2,400,000, subject to certain antidilution adjustments.

   The Board of Directors believes that it is in the best interest of the Company and its stockholders to approve the 1997 Stock Plan amendment to allow the Company to continue to use equity compensation to attract and retain qualified personnel and to have shares available for future grants of benefits as the Stock Plan Committee deems appropriate.

Description of the 1997 Stock Plan

   The following is a summary of the principal features of the 1997 Stock Plan, together with applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the 1997 Stock Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices at 3104 Logan Valley Road, Traverse City, Michigan 49684.

   General. On November 17, 1997, the Company adopted the 1997 Stock Plan. The Board of Directors contemplates that the 1997 Stock Plan primarily will be used to grant stock options. However, the 1997 Stock Plan permits grants of restricted stock and tax benefit rights if determined to be desirable to advance the purposes of the 1997 Stock Plan.

   Persons eligible to receive Incentive Awards under the 1997 Stock Plan (with certain limitations discussed below) are directors, corporate officers and other full-time employees of the Company and its subsidiaries.

   A maximum of 2,400,000 shares of Common Stock (subject to certain antidilution adjustments) will be available for Incentive Awards under the 1997 Stock Plan if the amendment to the plan is approved. The 1997 Stock Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and is not subject to the Employee Retirement Income Security Act of 1974.

   The 1997 Stock Plan is now administered by the Compensation Committee (the "Committee") of the Board of Directors. Prior to April 6, 2001, the 1997 Stock Plan was administered by the Stock Plan Committee. The 1997 Stock Plan requires the Stock Plan Committee to consist of at least two members, each of whom qualify as "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Board of Directors, in its discretion, also may require that the members of the Committee be "outside directors" as defined in the rules issued pursuant to Section 162(m) of the Code. The Committee makes determinations, subject to the terms of the 1997 Stock Plan, as to the persons to receive Incentive Awards, the amount of Incentive Awards to be granted to each person, the terms of each grant and all other determinations necessary or advisably for administration of the 1997 Stock Plan. The Committee may amend the terms of Incentive Awards granted under the 1997 Stock Plan from time to time in a manner consistent with the 1997 Stock Plan; provided, that no amendment may be effective relating to a particular Incentive Award without the consent of the relevant participant, except to the extent the amendment operates solely to the benefit of the participant.

   The 1997 Stock Plan took effect on November 17, 1997 and, unless earlier terminated by the Board of Directors, the 1997 Stock Plan will terminate on November 16, 2007. No award may be made under the 1997 Stock Plan after that date. The Company has registered shares covered by the 1997 Stock Plan under the Securities Act.

   Stock Options. Under the 1997 Stock Plan, participants may be granted stock options. Certain stock options that may be granted to employees under the 1997 Stock Plan may qualify as incentive stock options as defined in Section 422(b) of the Code ("Incentive Stock Options"). Other stock options will not be Incentive Stock Options within the meaning of the Code ("Non-qualified Stock Options"). Stock options may be granted at any time prior to the termination of the 1997 Stock Plan according to its terms or by action of the Committee.

   The Committee sets forth the terms of individual grants of stock options in stock option agreements that contain such terms and conditions, consistent with the provisions of the 1997 Stock Plan, as the Committee determines to be appropriate. These restrictions may include vesting requirements to encourage long-term ownership of shares. The Company receives no consideration upon the award of options. The option price per share is determined by the Committee; provided, that the option price for an Incentive Stock Option is a price equal to or higher than the "market value" of the Company's Common Stock on the date of grant.

   Although the term of each stock option is determined by the Committee, no Incentive Stock Option may be exercisable under 1997 Stock Plan after ten years from the date it was granted. Options generally are exercisable for limited periods of time if an option holder is terminated from employment with the Company or its subsidiaries without cause, dies or becomes disabled. If an option holder is terminated for cause, the option holder forfeits all rights to exercise any outstanding options. No individual participant may be granted, during any calendar year, options to purchase more than 10% of the total number of shares of Common Stock available under the 1997 Stock Plan. The Committee may permit an option holder to exercise an option for an extended period, which may not extend beyond the earlier of either three years from the date of termination or the date on which the options expire by their terms, if (i) the option holder retires after age 62 or upon any other age determined by the Committee ("Normal Retirement"), (ii) the option holder voluntarily terminates employment with the written consent of the Committee after the option holder has attained 55 years of age and completed 15 years of services ("Early Retirement") or (iii) the option holder voluntarily terminates employment and the Committee determines the termination to be in the best interests of the Company ("Consensual Severance").

   Each person who becomes a non-employee director automatically is granted, on the date of his or her initial election, an option to purchase 10,000 shares of Common Stock. In addition, on the first business day following the date on which each annual meeting of the Company's stockholders is held, each non-employee director then serving automatically is granted an option to purchase 3,000 shares of Common Stock. Each option granted to non-employee directors (i) has a 10-year term, (ii) has an exercise price per share equal to the fair market value of a Common Stock share on the date of grant and (iii) becomes exercisable in cumulative annual increments of one-fifth of the total number of shares of Common Stock subject thereto, beginning on the first anniversary of the date of grant. If a non-employee director resigns from the Board without the consent of a majority of the other directors, such director's options may be exercised only to the extent they were exercisable on the resignation date.

   Restricted Stock. In addition to the authority to grant stock options under the 1997 Stock Plan, the 1997 Stock Plan allows the Committee to award restricted stock. Restricted stock is subject to such terms and conditions, consistent with the provisions of the 1997 Stock Plan, as the Committee from time to time may determine. As with stock options grants, the Committee sets forth the terms of individual awards of restricted stock agreements. If a participant's employment or director or officer status is terminated during the restricted period set by the Committee for any reason other than death or disability, or any additional reason as may be permitted by the Committee, then any shares of restricted stock still subject to restrictions will be forfeited. Unless the Committee provides otherwise in a restricted stock agreement, if a participant's employment or director or officer status is terminated during the restricted period by reason of death or disability, the restrictions on the participant's shares terminate automatically as of the date of death or disability. The Committee, in its discretion, may provide that all or part of the restrictions on the restricted stock will lapse upon termination if the termination is by reason of Consensual Severance, Normal Retirement or Early Retirement.

   Without Committee authorization, a recipient of restricted stock may not sell, exchange, transfer, pledge, assign or otherwise dispose of such stock other than to the Company or by will or the laws of descent or distribution. In addition, the Committee may impose other restrictions on shares of restricted stock. However, holders of restricted stock will enjoy all other rights of stockholders with respect to restricted stock, including the right to vote restricted shares at stockholders' meetings and the right to receive all dividends paid with respect to restricted stock. Any securities received by a holder of restricted stock pursuant to a stock dividend, stock split, recapitalization or reorganization will be subject to the same terms, conditions and restrictions that are applicable to the restricted stock for which such shares are received.

   The Committee may provide that upon the occurrence of a "change in control" of the Company (as defined in the 1997 Stock Plan), all restricted stock or other Incentive Awards immediately would become fully vested, nonforfeitable or otherwise no longer subject to any restriction. The Committee may provide in the restricted stock agreement that the number of shares that automatically will vest will be limited in value to the extent that any payments that are deemed "parachute payments"as defined in Section 280G(b)(2) of the Code would not be subject to the excise tax imposed by Section 4999 of the Code.

   Tax Benefit Rights. The Committee also may grant tax benefit rights under the 1997 Stock Plan. As with options and restricted stock, the Committee sets forth the terms and conditions of tax benefit rights granted and the participants to receive tax benefit rights in written agreements. A tax benefit right entitles a participant to receive cash payment from the Company or its subsidiaries to encourage the participant to exercise his or her options. The amount of the payment may not exceed the amount calculated by multiplying the ordinary income, if any, realized by the participant for federal tax purposes as a result of the exercise of a non-Incentive Stock Option, or as a result of the disqualifying disposition of shares acquired under an Incentive Stock Option, by the maximum federal income tax rate (including any surtax or similar charge or assessment) for corporations, plus the applicable state and local tax imposed on the exercise of the option or disqualifying disposition. Tax benefit rights may be granted only with respect to a stock option issued and outstanding or to be issued under the 1997 Stock Plan or any prior plans. A participant may refuse the issuance of a tax benefit right if the effect of the tax benefit right would disqualify an Incentive Stock Option, change the date of the grant or exercise price or impair the participant's existing stock options.

   Federal Income Tax Consequences. A participant receiving Non-qualified Stock Options will not recognize taxable income at the time the Non-qualified Stock Option is granted. At the time the Non-qualified Stock Option is exercised, the participant will recognize ordinary taxable income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant.

   An employee granted an Incentive Stock Option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. If stock acquired upon exercise of an incentive Stock Option is held for a minimum of two years from the date of grant of the Stock Option and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sale price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction.

   If the holding period requirement is not met, the employee will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of Common Stock on the date of exercise over the exercise price or
(ii) the excess of the amount realized on the sale of such stock over the exercise price.

   An employee receiving a Restricted Stock award generally will recognize ordinary taxable income at the time the restrictions lapse in an amount equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the price, if any, paid by the employee for such Common Stock (unless the employee makes a Section 83(b) election as discussed below). Any dividends received by the employee before the termination of restrictions will be taxed as ordinary income. The Company will be entitled to a deduction equal to the ordinary income recognized by the employee. Upon the disposition of the Common Stock, the employee will recognize taxable gain or loss equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the amount realized upon the disposition of the Common Stock. The gain or loss will be taxable as a capital gain or loss.

   If an employee makes an election under Section 83(b) of the Code (a "Section 83(b) election"), the employee will recognize ordinary income when the Restricted Stock is transferred to the employee (without regard to any risk of forfeiture or restriction on the employee's ability to freely transfer the Restricted Stock) in an amount equal to the fair market value of the Restricted Stock at that time over the amount, if any, paid by the employee for the Restricted Stock. If the employee makes a Section 83(b) election, the Company will be entitled to a deduction equal to the ordinary income recognized by the employee in the year of the election. However, dividends received before the restrictions lapse will not be deductible by the Company. Upon the disposition of the Common Stock, the employee will recognize gain or loss equal to the difference between the amount realized and the sum of the income recognized by the employee as a result of the Section 839b) election and any amounts paid by the employee for the Restricted Stock.

   Section 162(m) of the Internal Revenue Code generally imposes a $1 million per person annual limit on the amount the Company may deduct as compensation expense for its chief executive officer and its four other highest paid executives. The 1997 Stock Plan must comply with certain requirements of
Section 162(m) of the Code to cause stock options granted thereunder to be classified as "performance-based compensation" under Section 162(m)(4)(c) of the Code and, thereby, exempt from the $1 million limit imposed by Section 162(m). The 1997 Stock Plan is intended to comply with such requirements with respect to Stock Options. As a result, income recognized by an executive officer upon the exercise of a stock option should not be subject to or count against the Section 162(m) $1 million annual limit on deductible compensation. Restricted Stock Awards generally are not available for the exemption from the $1 million annual limit imposed by Section 162(m) and, therefore, income attributable to grants of Restricted Stock will be included for purposes of the $1 million limitation.

Outstanding Incentive Awards

   The table below sets forth the outstanding stock options granted under the 1997 Stock Plan to the following persons:

                                                               Total
                                                              Number    Total
                                                             of Stock  Granted
      Name                                                    Options  in 2000
      ----                                                   --------- -------
      C. E. Miller..........................................    16,000   3,000
      Kenneth J. Foote......................................    16,000   3,000
      Richard J. Burgess....................................    16,000   3,000
      William "Casey" McManemin.............................    16,000   3,000
      Paul A. Halpern.......................................    10,000  10,000
      Robert M. Boeve.......................................    10,000  10,000
      Kelly E. Miller.......................................   330,000     --
      Michael L. Calhoun....................................    45,000  20,000
      Lew P. Murray.........................................   205,000 105,000
      Deanna L. Cannon......................................    62,000  47,000
      All Executive Officers as a group.....................   642,000 172,000
      All Non-employee directors as a group.................    84,000  32,000
      All Employees, including Executive Officers, as a
       group................................................ 1,078,250 441,500

   Martin G. Lagina received an option to purchase 10,000 shares of Common Stock upon his election on April 6, 2001 by the Board of Directors as a director.

New Plan Benefits

   Incentive Awards are made at the discretion of the Stock Plan Committee and are not determinable prior to actual grants. No Incentive Awards have been granted contingent upon the approval of the proposed amendment.

                YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                 FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                 STOCK OPTION AND RESTRICTED STOCK PLAN OF 1997

               PROPOSAL THREE: APPROVAL OF THE PROPOSED AMENDMENT
                   TO THE COMPANY'S EQUITY COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

Overview

   The purpose of the Director's Plan is to provide incentives to the Company's non-employee directors that further align the interests of those directors with those of the Company's other stockholders. To accomplish this purpose, the Director's Plan provides a proprietary interest in the Company to non-employee directors through the distribution of shares of the Company's Common Stock in payment of director's fees owed those directors.

   The Board of Directors adopted the Director's Plan on November 17, 1998 and it was approved and adopted by the stockholders of the Company on June 11, 1999. The maximum number of shares of Common Stock that may be issued under the Director's Plan currently is 320,000, subject to certain antidilution adjustments. As of March 31, 2001, 9,511 shares of Common Stock were available for additional benefits to be granted under Director's Plan. On April 16, 2001, the last reported sale price of the Company's common stock on the Nasdaq National Market was $1.15 per share.

Amendment

   In March 2001, the Stock Plan Committee adopted, and the Board of Directors ratified, an amendment to the Director's Plan, subject to stockholder approval. If approved by the stockholders, the amendment to the Director's Plan will increase the maximum aggregate number of shares of Common Stock that may be issued pursuant to under the Director's Plan by 280,000 from 320,000 to 600,000, subject to certain antidilution adjustments. On April 6, 2001, the Board of Directors voted to disband the Stock Plan Committee and to give responsibilities for administering the Director's Plan to the Compensation Committee.

   The Board of Directors believes that it is in the best interest of the Company and its stockholders to approve the Director's Plan amendment.

Description of Director's Plan

   The following is a summary of the principal features of the Director's Plan, together with applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the Director's Plan.

 General

   A maximum of 600,000 shares of Common Stock (subject to certain antidilution adjustments) would be available for Stock Awards under the Plan. Shares to be issued under the Director's Plan are expected to be authorized but unissued shares.

   The Director's Plan is not qualified under Section 401(a) of the Code, and is not subject to the Employee Retirement Income Security Act of 1974.

   The shares currently covered by the Director's Plan have been registered under the Securities Act of 1933 and any additional shares to be issued under the proposed amendment will also be registered.

 Participants in the Director's Plan

   Under the Director's Plan, non-employee directors (currently five individuals) are eligible to receive Stock Awards. Non-employee directors of the Company may be deemed to have an interest in the Director's Plan because they may be entitled to receive Stock Awards under the Director's Plan.

 Administration of the Plan

   The Director's Plan is currently administered by the Compensation Committee. Prior to April 6, 2001, the Director's Plan was administered by the Stock Plan Committee. The Board of Directors may terminate the

Director's Plan at any time and may from time to time amend the Director's Plan as it deems proper and in the best interests of the Company, provided that no such amendment may impair any outstanding Stock Award without the consent of the participant. The Director's Plan took effect on December 7, 1998, and, unless earlier terminated by the Board of Directors, the Director's Plan will terminate on December 6, 2008. No award may be made under the Director's Plan after that date. The Committee has full authority and discretion to interpret the Director's Plan.

 Stock Awards

   Currently participants are compensated for Director's Fees earned in a fiscal year in shares of Common Stock. "Director's Fees" are those amounts of income due and payable to a participant for service as a director of the Company for a fiscal year, including payments for attendance at meetings of the Board of Directors, meetings of committees of the Board, and meetings to represent the Board upon request; also any retainer fee paid to members of the Board, but excluding reimbursement of costs.

   The participant is entitled to receive that number of shares of Common Stock calculated by dividing the dollar amount of a participant's Director's Fees for a fiscal year by the Market Value of the Common Stock on the day before the Stock Award payment date. "Market Value" means the last reported sales price on The NASDAQ Stock Market on the date in question, or if the Common Stock was not traded on The NASDAQ Stock Market on such date, the last reported sales price on the first day before the payment date.

   The Company distributes to the participant the number of shares of Common Stock calculated in accordance with the preceding paragraph on or before the 45th day after the end of the Company's fiscal year in which the Director's Fees are earned. The Committee may amend the time of payment before or after a Stock Award (i) in its discretion, if the amendment benefits the participant; or (ii) in all other cases, with the consent of the participant.

Federal Income Tax Consequences

   For federal income tax purposes, a participant would be required to recognize compensation income on the value of Common Stock at the time the Stock Award is granted. At the time the participant recognizes compensation income, the Company would be entitled to a corresponding deduction for federal income tax purposes.

New Plan Benefits

   Stock Awards are made at the discretion of the Committee and subject to the provisions of the Director's Plan. No Stock Awards have been granted contingent upon the approval of the proposed amendment.

   The following table sets forth the number of shares of stock granted to non-employee directors under the Director's Plan for 2000 director fees:

                                                                    Number of
      Name                                                        Shares Granted
      ----                                                        --------------
      Kenneth J. Foote...........................................     19,992
      Richard J. Burgess.........................................     19,040
      William "Casey" McManemin..................................     17,327
      Paul A. Halpern............................................      9,544
      Robert M. Boeve............................................     14,494
      C. E. Miller...............................................     25,895

                YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
                 FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S
              EQUITY COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   To the Company's knowledge, set forth below is certain information, as of the Record Date, regarding ownership of Common Stock by (i) each person who beneficially owns more than 5% of the Company's outstanding shares of Common Stock, (ii) each director and executive officer of the Company and (iii) all directors and executive officers of the Company as a group.

                                   Amount and Nature of Beneficial
                                    Ownership of Common Stock (1)
                                 ------------------------------------
                                 Sole Voting   Shared
                                     and      Voting or     Total
   Name and Address of           Dispositive Dispositive  Beneficial  Percent
   Beneficial Owner(2)            Power(3)    Power(4)   Ownership(3) of Class
   -------------------           ----------- ----------- ------------ --------
   C.E. Miller(5)...............  5,398,046           0    5,398,046    25.1%
   Kelly E. Miller(6)...........  1,490,884         300    1,491,184     7.7%
   William Casey McManemin......     90,738           0       90,738       *
   Lew P. Murray(7).............     76,904       3,200       80,104       *
   Michael L. Calhoun...........     16,901           0       16,901       *
   Kenneth J. Foote(8)..........    157,761       1,500      159,261     1.0%
   Richard J. Burgess...........     56,840           0       56,840       *
   Deanna L. Cannon.............     16,400           0       16,400       *
   Robert M. Boeve(9)...........  2,628,994   1,320,369    3,949,363    17.2%
   Paul A. Halpern(10)..........     24,544           0       24,544       *
   Guardian Energy Management
    Corp.(12)................... 13,203,705           0   13,203,705    45.6%
    2300 Harmon Road
    Auburn Hills, MI 48326
   SFS, Inc. ...................  1,025,105           0    1,025,105     5.3%
    186 Wood Avenue
    South Iselin, NJ 08830
   Veritas DGC Land Inc.(11)....  1,097,421           0    1,097,421     5.5%
    3701 Kirby Drive, Suite 112
    Houston, TX 77098
   Executive Officers and
    Directors as a group
    (10 persons)................  9,958,012   1,325,369   11,283,381    45.1%

--------
 *  Less than 1%.
(1) The number of shares stated are based on information provided by each person listed and include shares personally owned of record by the person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by the person.
(2) The address of each reporting person, unless otherwise noted, is 3104 Logan Valley Road, Traverse City, Michigan 49684.

(3) Excludes the following shares that may be acquired through the exercise of stock options granted under the "1997 Stock Plan" which are exercisable after June 15, 2001:

                                                                        Number
      Name                                                            of Options
      ----                                                            ----------
      C. E. Miller...................................................    8,200
      Kenneth J. Foote...............................................    8,200
      Richard J. Burgess.............................................   10,200
      William Casey McManemin........................................    8,200
      Paul A. Halpern................................................   10,000
      Robert M. Boeve................................................   10,000
      Kelly E. Miller................................................  132,000
      Michael L. Calhoun.............................................   30,000
      Lew P. Murray..................................................  133,000
      Deanna L. Cannon...............................................   50,600

(4) These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust or other contract right, and shares held by spouses, children or other relatives over whom the listed person may have substantial influence by reason of relationship.
(5) Includes 201,796 shares held by the Kelly E. Miller Retained Annuity Trust #1, 201,796 shares held by the Daniel R. Miller Retained Annuity Trust #1, 302,695 shares held by the David A. Miller Retained Annuity Trust #1 and 201,796 shares held by the Sue Ellen Bell Retained Annuity Trust #1, with respect to each of which C.E. Miller is the sole trustee. Also includes 2,116,050 shares and 2,031,250 warrants to acquire shares held by Eagle Investments, Inc. ("Eagle") and 122,565 shares held by Eagle International, Inc. ("Eagle International"), each of which is owned by a revocable trust of which C.E. Miller is the sole trustee.
(6) Includes 84,024 shares held by Miller and Miller, Inc., which is owned by a revocable trust of which Kelly E. Miller is the sole trustee and 117,881 shares held by the Company's 401(k) plan wherein Kelly E. Miller has sole voting power. Excludes 201,796 shares held by the Kelly E. Miller Retained Annuity Trust #1, of which Kelly E. Miller's father, C.E. Miller, is the sole trustee and of which Kelly E. Miller is the Grantor with the Trust established for the benefit of his minor children as beneficiaries.
(7) Includes 3,200 shares held as part of the Miller Oil Corporation 401(k) Savings Plan for which Mr. Murray has sole dispositive power.
(8)  Includes 1,500 shares held by Mr. Foote's spouse.
(9) Includes 370,370 shares and 949,999 warrants to acquire shares held by ECCO Investments, LLC. Mr. Boeve owns 25% and is managing member of this entity. Also includes 2,612,500 warrants to acquire shares held by Jordan Exploration Company, LLC. Mr. Boeve owns 72% and is the managing member of this entity. Mr. Boeve disclaims beneficial ownership of the shares and warrants held by these entities, except for those in which he has a direct pecuniary interest.
(10) Excludes up to 3,703,704 shares and 9,500,001 warrants for common stock currently held by Guardian Energy Management Corp., for which Mr. Halpern serves as Vice President, Operations.
(11) Includes 600,498 of warrants currently exercisable for shares of common stock.
(12) Includes 3,703,704 shares of common stock and 9,500,001 warrants to acquire shares of common stock for which Guardian Energy Management Corp. (GEMCO) is the owner of record. Mr. William Davidson is a controlling shareholder, director, CEO, and President of Guardian Industries Corp., which is the sole shareholder of GEMCO. Accordingly, Mr. Davidson may be deemed to beneficially own the shares of the Company held by GEMCO. Mr. Davidson disclaims beneficial ownership of the shares of the Company not owned of record by him.

                        DIRECTORS AND EXECUTIVE OFFICERS

   Biographical information as of March 31, 2001, is presented below for each person who is either nominated for election as a director at the Annual Meeting or is continuing as an incumbent director, and for each of the executive officers of the Company. Two of the current director's, Messrs. McManemin and Foote, terms expire as of the Annual Shareholders meeting date on May 25, 2001. If the Board of Directors decides not to elect a new director to fill the one vacancy, they will reapportion the classes so as to make each as nearly equal in size as possible in accordance with the Company's Certificate of Incorporation.

Nominee for Election to Terms Expiring in 2004

   Martin G. Lagina (age 45) is currently an independent businessman involved in oil and gas exploration and production primarily in the State of Michigan. He also is involved in real estate ventures and agriculture. Mr. Lagina is a member of Rock Oil Company, L.L.C. and Chartwell Properties, L.L.C. He is a past Chairman of the Michigan Oil and Gas Association, member of the Board of Directors and past Chairman of the MOGA Ad Hoc Committee on Antrim Shale. He previously served as Consultant to CMS NOMECO Oil & Gas Co. and was a member of its Board of Directors from 1995-1998. He founded Terra Energy Ltd. in 1981 and served as its President and C.E.O. until it was sold to CMS Energy Corp. in 1995. Terra designed and implemented many of the technical advances that allowed Antrim Shale gas to be a commercially viable major resource for the State of Michigan. Mr. Lagina received a B.S. degree from Michigan Technological University in 1977 and a Juris Doctorate degree in 1982 from the University of Michigan. Additionally, Mr. Lagina is currently a member of the Board of Control (Trustee) of Michigan Technological University.

Incumbent Directors--Terms Expiring in 2003

   Kelly E. Miller (age 46) has served as the President, Chief Executive Officer and a director of the Company since its founding in 1997 and as President and a director of Miller Oil Corporation, the Company's predecessor ("MOC") since MOC's founding in 1986. Mr. Miller has served as a Vice President of Eagle from 1992-2000. Mr. Miller serves on the Board of Governors of the Independent Petroleum Association of America and the Boards of Directors of the Michigan Oil and Gas Association and Republic Bancorp, Inc. (NASDAQ).
Mr. Miller has been involved in the oil and gas industry since 1978, focusing his efforts in the areas of strategic planning, prospect development, acquisition and administration. Mr. Miller received a B.S. degree with a major in Petroleum Geology and a B.B.A. degree with a major in Petroleum Land Management from the University of Oklahoma. Mr. Miller also completed the Owner/President Management Program (OPM) through the Harvard University Graduate School of Business. Mr. Miller is a Certified Petroleum Geologist with the American Association of Petroleum Geologists, an international geological organization. Mr. Miller is the son of C.E. Miller, the Company's Chairman of the Board.

   Richard J. Burgess (age 70) has served as a director of the Company since January 12, 1999. Mr. Burgess served as President and CEO of NOMECO before retiring in 1994. NOMECO later became CMS Oil and Gas Company which is a wholly owned subsidiary of CMS Energy Corporation (NYSE). Mr. Burgess received a B.S. degree (honors) in Geology from the University of Manitoba and has held various positions in the oil and gas industry since 1954. Mr. Burgess currently serves on the Board of Directors of Michigan Oil and Gas Association and ROC Oil Company and is a former director of Seagull Energy, Command Petroleum and Sydney Oil Company. Mr. Burgess has been involved, in various capacities, with American Association of Petroleum Geologists, Independent Petroleum Association of America, Ontario Petroleum Institute and Potential Gas Committee.

   Paul A. Halpern (age 47) has served as director of the Company since July 13, 2000. Mr. Halpern is Vice President of Operations for Guardian Energy Management Corp., an oil and gas exploration and production company which is a subsidiary of Guardian Industries Corp., a glass manufacturing corporation located in Auburn Hills, Michigan. He has served in this capacity since 1990. Mr. Halpern has also served as Associate

Tax Counsel for Guardian Industries Corp. since 1988. Mr. Halpern received a Bachelor of Business Administration in 1974 from Drexel University. Additionally, Mr. Halpern received a Juris Doctorate degree in 1977 from Temple University. Mr. Halpern presently serves as executive officer, director and shareholder of several oil and gas investment and exploration limited liability companies.

Incumbent Directors--Terms Expiring in 2002

   C.E. "Gene" Miller (age 71) has served as the Chairman of the Board and a director of the Company since its founding in 1997 and of MOC, since MOC's founding in 1986. Since 1982, Mr. Miller has served as President, Secretary and Treasurer of Eagle, an oil and gas investment company affiliated with the Company, and since 1990 has served as President, Secretary and Treasurer of Eagle International, an international oil and gas development company also affiliated with the Company. Mr. Miller has been involved in the domestic oil and gas industry for over 35 years, primarily in Michigan and Texas. Mr. Miller is a past president of the Michigan Oil and Gas Association and also served as a director of that organization. Mr. Miller previously served as a vice president and director and on the Executive Committee of the Independent Petroleum Association of America, and as a director of the National Stripper Well Association. In addition, Mr. Miller has been involved in a number of civic activities and is a member of several boards of directors. Mr. Miller is the father of Kelly E. Miller, the Company's President and Chief Executive Officer.

   Robert M. Boeve (age 44) has served as director of the Company since July 13, 2000. Mr. Boeve is CEO and Manager of Jordan Exploration Company, LLC, an oil and gas exploration and production company located in Traverse City, Michigan and has served in this capacity since 1996. Mr. Boeve received a B.A. degree from Hope College in 1979 and an MBA in Finance from the University of Minnesota in 1987. He has held various positions in the oil and gas industry over the years, and is currently serving as an executive officer, director and shareholder of several oil and gas investment companies and agricultural limited liability companies. Mr. Boeve is actively involved in various oil and gas industry associations and community organizations.

Executive Officers

   Lew P. Murray (age 45) has served as Vice President-Exploration of the Company since its founding in 1997, and he served in the same capacity for MOC from January 1996 until the Company was founded. Mr. Murray holds a B.S. degree with a major in Geology from the University of Oklahoma. Mr. Murray is a Certified Petroleum Geologist with the American Association of Petroleum Geologists. Mr. Murray served as Exploration Manager of MOC from 1992 until 1996 and has been involved in the exploration program of MOC and its affiliates since 1981. Mr. Murray's primary responsibilities involve the review and recommendations of all domestic and international prospects.

   Deanna L. Cannon (age 40) has served as Vice President-Finance and Corporate Secretary of the Company since June 1999 and as Assistant Vice President-Finance from May 1998 to June 1999. Previously Ms. Cannon was employed in public accounting for 16 years, initially for Arthur Andersen & Co. in Jacksonville, Florida and later for Plante & Moran, LLP in Traverse City, Michigan. Ms. Cannon holds a B.S. degree in accounting from Ferris State University and also is a Certified Public Accountant. She is a member of the Michigan Oil and Gas Association, American Institute of Certified Public Accountants and Michigan Association of Certified Public Accountants.

   Michael L. Calhoun (age 41) has served as Vice President-Operations of the Company since January 12, 1998. Mr. Calhoun is a Registered Professional Engineer in the state of Texas and received a B.S. degree in Petroleum Engineering and a B.A. degree in Business Administration from the University of Texas. In addition, Mr. Calhoun received a Masters in Business Administration from Southern Methodist University. Since 1989, Mr. Calhoun has served in several capacities for Amerada Hess Corporation, including as a Financial Analyst, Manager of Production, Planning and Control, District Superintendent and, most recently, as Operations Manager for the Gulf Coast District. From 1987 to 1989, Mr. Calhoun served as an engineer for Greenwich Oil Corporation in Dallas, Texas, and from 1985 to 1987 as a field engineer for the Texas Railroad Commission.

                         BOARD COMMITTEES AND MEETINGS

   The Company's Board of Directors had three standing committees: the Audit Committee, the Compensation Committee and the Stock Plan Committee.

   Audit Committee. The Audit Committee is responsible for (i) recommending to the Board of Directors the selection of independent accountants; (ii) approving the nature and scope of services to be performed by the independent accountants and reviewing the range of fees for such services; (iii) conferring with the independent accountants and reviewing the results of the annual audit; (iv) reviewing with the independent accountants the Company's internal auditing, accounting and financial controls; (v) reviewing policies and practices regarding compliance with laws and conflicts of interest; and (vi) reviewing all material contractual matters. Messrs. Foote (Chairman), Halpern and Burgess currently serve on the Audit Committee. During 2000, the Audit Committee held four meetings.

   Compensation Committee. The Compensation Committee is responsible for (i) reviewing and recommending to the full Board of Directors for approval the annual base salary levels, annual incentive opportunity levels, long-term incentive opportunity levels, executive perquisites, employment agreements (if and when appropriate), change in control provisions/agreements (if and when appropriate), benefits and supplemental benefits of the Company's Chief Executive Officer and other key employees; (ii) recommending retainer and attendance fees for directors who are not employees of the Company or any of its subsidiaries; (iii) reviewing for their adequacy and competitiveness compensation plans and awards as they relate to the Chief Executive Officer and other key employees; and (iv) reviewing the Company's strategic and financial plans to determine their relationship to the compensation program. On April 6, 2001, the Company's Board of Directors voted to give the responsibilities of the Stock Plan Committee which was dissolved to the Compensation Committee. Messrs. McManemin (Chairman), Foote, and Boeve are members of the Compensation Committee. During 2000, the Compensation Committee held two meetings.

   Stock Plan Committee. Until its dissolution on April 6, 2001, the Stock Plan Committee was responsible for (i) advising, recommending and interpreting existing equity compensation plans, including the 1997 Stock Plan and the Director's Plan; (ii) reviewing and recommending to the full Board for approval new or amended equity compensation plans or grants under existing plans; and
(iii) ensuring that the total equity compensation program and practices of the Company are designed with full consideration of all accounting, tax, securities law and regulatory requirements. These duties have now been given to the Compensation Committee. Messrs. McManemin (Chairman), Foote, and Boeve are members of the Stock Plan Committee. During 2000, the Stock Plan Committee held two meetings.

   During the Company's last fiscal year, the Board of Directors held nine regular and special meetings. Each of the directors attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board of Directors on which each served (during the periods that each served) except for Mr. McManemin who attended only one of the two Compensation Committee and Stock Plan Committee meetings held during the year.

                           COMPENSATION OF DIRECTORS

   The Board of Directors has adopted the Equity Compensation Plan for Non-Employee Directors. This plan, as amended, will require the Company to compensate its non-employee directors in shares of the Company's Common Stock for fees earned by such directors for their service to the Company.

   Directors who are not employees of the Company receive a $15,000 annual retainer fee plus $1,000 for attendance at each regular meeting of the Board of Directors and $500 for attendance at each committee meeting, (committee chairmen receive $750). Directors who also are employees of the Company receive no annual retainer and are not compensated for attendance at Board or committee meetings. The Company also reimburses directors for expenses associated with attending Board and committee meetings, and pays a daily per diem rate of $1,000 for director attendance at business meetings at the Company's request. All director fees, not including expenses reimbursed, are paid in Common Stock.

   Any person who becomes a non-employee director automatically is granted, on the date of his or her election, an option to purchase 10,000 shares of Common Stock. In addition, on the first business day following the date on which each annual meeting of the Company's stockholders is held, each non-employee director then serving is automatically granted an option to purchase 3,000 shares of Common Stock. Each option granted to non-employee directors will (i) have a 10-year term, (ii) have an exercise price per share equal to the fair market value of a Common Stock share on the date of grant and (iii) become exercisable in cumulative annual increments of one-fifth of the total number of shares of Common Stock subject thereto, beginning on the first anniversary of the date of grant.

   The Board of Directors of the Company adopted a policy providing that directors, over their term of service, are expected to achieve a minimum investment of $100,000, directly or indirectly, in the Company.

                             EXECUTIVE COMPENSATION

Compensation Summary

   The following Summary Compensation Table shows certain information concerning the compensation earned during the fiscal years ended December 31, 2000, 1999, and 1998, by the Chief Executive Officer of the Company and each executive officer who earned in excess of $100,000 and who served in positions other than Chief Executive Officer at the end of the last completed fiscal year. The table does not include perquisites and other personal benefits for individuals for whom the aggregate amount of such compensation does not exceed the lesser of (i) $50,000 or (ii) 10% of combined salary and bonus for the named executive officers in 2000.

                           SUMMARY COMPENSATION TABLE

                                                    Long-Term
                                                   Compensation
                          Annual Compensation         Awards
                         ---------------------- ------------------
                                                Restricted
   Name and Principal                             Stock     Stock     All Other
        Position         Year  Salary   Bonus   Awards(2)  Options Compensation(1)
   ------------------    ---- -------- -------- ---------- ------- ---------------
Kelly E. Miller......... 2000 $150,000 $      0  $      0        0     $10,615
 President and Chief
  Executive Officer      1999  194,327        0         0        0      10,176
                         1998  276,057  100,000   480,000  330,000      46,237
Deanna L. Cannon(3)..... 2000 $ 91,538 $  8,500  $      0   47,000     $10,352
 Vice President--Finance 1999   67,467    1,200         0        0      10,169
Lew P. Murray........... 2000 $117,052 $ 11,000  $      0  105,000     $   855
 Vice President--
  Exploration            1999  117,032        0         0        0         630
                         1998  134,231   40,000   120,000  100,000      16,001
Michael L. Calhoun...... 2000 $136,675 $  6,000  $      0   20,000     $   368
 Vice President--
  Operations             1999  130,126        0         0        0       7,284
                         1998  131,885        0    16,000   25,000       4,919

--------
(1) Compensation listed in this column for 2000 consisted of the following payments made by the Company (i) for contributions of Company Common Stock to the Company's 401(k) Savings Plan on behalf of the individuals listed as follows: $10,250 for Mr. Miller, and $10,169 for Ms. Cannon; (ii) for travel accident insurance policies as follows: $365 for Mr. Miller, $183 for Ms. Cannon, $365 for Mr. Murray, and $183 for Mr. Calhoun; and (iii) for premiums on life insurance policies as follows: $490 for Mr. Murray and $185 for Mr. Calhoun. No contribution to the Company's 401(k) Savings Plan was made on behalf of Mr. Murray or Mr. Calhoun or payment of insurance premiums on behalf of Mr. Miller.
(2) The values of restricted stock awards reported in this column are calculated using the closing market price of the Common Stock on the date of grant. Dividends will be paid on shares of restricted stock at the same rate dividends are paid on Common Stock, if any. Restricted stock vests at cumulative annual increments of one-half of the total number of shares of restricted stock granted, beginning on the first anniversary of the date of grant. Compensation income realized by each of the named executive officers and corresponding compensation expense recorded by the Company is based on the closing market price of Common Stock on the first and second anniversary of the date of grant. Actual compensation amounts are as follows: $138,750 for Mr. Miller; $31,875 for Mr. Murray; and $4,625 for
   Mr. Calhoun.
(3) Ms. Cannon was hired in May 1998 and was elected as an executive officer in June 1999.

Stock Options

   The Company's 1997 Stock Plan has been administered by the Stock Plan Committee of the Board of Directors which had authority to determine the individuals to whom and the terms upon which options will be granted, the number of shares to be subject to each option and the form of consideration that may be paid upon the exercise of an option.

   The following table provides information regarding stock options granted during 2000 to each of the Named Executive Officers. No stock appreciation rights were granted during 2000.

                            Options Granted in 2000

                                        Percent
                         Number of      of Total
                         Securities     Options
                         Underlying     Granted     Exercise  Market Price
                          Options     to Employees    Price     on Date    Expiration    Grant Date
Name                      Granted    in Fiscal Year ($/Share)   of Grant      Date    Present Value(3)
----                     ----------  -------------- --------- ------------ ---------- ----------------
Kelly E. Miller.........      --           N/A          N/A        N/A            N/A         N/A
Lew P. Murray...........   60,000(1)      13.4%       $0.01      $1.06     12/31/2009     $63,000
                           45,000(2)      10.2%       $1.63      $1.63     10/30/2010     $40,050
Michael L. Calhoun......      --           N/A          N/A        N/A            N/A         N/A
                           20,000(2)       4.5%       $1.63      $1.63     10/30/2010     $17,800
Deanna L. Cannon........   12,000(1)       2.7%       $0.01      $1.06     12/31/2009     $12,600
                           35,000(2)       7.9%       $1.63      $1.63     10/30/2010     $31,150

--------
(1) On January 1, 2000, the Company granted a total of 191,500 stock options to certain employees with an exercise price of $0.01 per share. The right to exercise the options will vest and be exercisable when the normal trading average of the stock on the market remains above the designated values for a period of five consecutive trading days as follows:

             Five-Day Daily Average Target                   Percentage Vested
             -----------------------------                   -----------------
                         $2.00                                      40%
                         $2.75                                      70%
                         $3.50                                      100%

(2) On October 31, 2000, the Company granted 250,000 stock options to employees with an exercise price of $1.625 per share (the closing market price on the date of grant). The right to exercise the options will vest pro rata over a 5-year period beginning on the grant date.
(3) The grant date present value of the options was determined using the Black Scholes Option Pricing model.

   The following table provides information about options to purchase our common stock held by the Named Executive Officers as of December 31, 2000. No options were exercised by these persons during 2000. No stock appreciation rights have been granted.

                AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                              Number of Securities
                             Underlying Unexercised   Value of Unexercised In-
                             Options at Fiscal Year-  the-Money Options Fiscal
                                       End                    Year-End
                            ------------------------- -------------------------
      Name                  Exercisable Unexercisable Exercisable Unexercisable
      ----                  ----------- ------------- ----------- -------------
      Kelly E. Miller......   132,000      198,000         $0           $0
      Lew P. Murray........    40,000      165,000         $0           $0
      Michael L. Calhoun...    10,000       35,000         $0           $0
      Deanna L. Cannon.....     6,000       56,000         $0           $0

401(k) Savings Plan

   In connection with its formation and initial public offering, the Company adopted MOC's 401(k) Savings Plan (the "Savings Plan"). The Savings Plan is available to all full-time employees upon commencement of their employment and provides for discretionary matching contributions by the Company. The funds in the Savings Plan are invested in equity and bond funds at the election of the participant. The Company-paid matching contributions under the Savings Plan are made in the form of Common Stock and vest at a rate of 20% per year, beginning after three years of service. The number of shares contributed is based on the market price of Common Stock at the date of contribution. The Savings Plan balances that have vested generally are paid at an employee's termination of employment or retirement.

Life Insurance Program

   The Company provides, at its sole cost, life insurance in the face amount of $150,000 on each of the lives of Mr. Murray and Mr. Calhoun, each of whom is entitled to designate the beneficiary of the insurance proceeds. During 2000, the Company paid $490 and $185 in premiums for Messrs. Murray's and Calhoun's respective policies.

Travel Insurance Program

   The Company provides to each of Messrs. Kelly Miller, C.E. Miller, Calhoun and Murray, and Ms. Cannon travel accident insurance in the face amount of $100,000, at no cost. The insurance covers accidental death and disability in the course of business or personal travel anywhere in the world. Each covered person is entitled to designate the beneficiary of the insurance proceeds. During 2000, the Company paid $183 in premiums for each of the policies.

   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, where one of their executive officers served on the compensation committee of the Company. No executive officer of the Company served as a director of another entity, where one of their executive officers served on the compensation committee of the Company. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, where one of their executive officers served as a director of the Company.

                EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS

Employment Agreements

   The Company entered into three-year employment agreements with each of Messrs. Calhoun and Murray that provided for an annual base salary in an amount not less than $108,000 for Mr. Calhoun and $112,000 for Mr. Murray. See discussion of Mr. Kelly Miller's employment agreement under the caption "Compensation of the Chief Executive Officer". Messrs. Miller, Calhoun and Murray also received option grants in 1998, pursuant to the 1997 Stock Plan, to purchase 60,000, 25,000 and 100,000 shares, respectively, of Common Stock. The exercise price of the options is $8.00 per share, except that for 11,350 of Mr. Miller's 60,000 shares, the exercise price is $8.80. The options vest at the rate of one-fifth per year beginning on the first anniversary of the grant date. Pursuant to the 1997 Stock Plan, the Company also granted to Messrs. Kelly Miller, Calhoun and Murray 60,000, 2,000 and 15,000 shares of restricted Common Stock, respectively, which vest at cumulative annual increments of one-half of the total number of restricted shares beginning on the first anniversary of the grant date. These restricted shares were granted in consideration of overriding royalty interests, furniture, and other assets that were either forfeited by these employees or transferred to the Company.

   The Company made a one-time grant of 270,000 stock options to Mr. Kelly Miller pursuant to the terms of a stock option agreement. The exercise price of the options is $8.00 per share and the options vest at the rate of one-fifth per year beginning on the first anniversary of the grant date.

   No stock options or grants of restricted stock were issued to executive officers during 1999. During 2000, stock options totaling 172,000 were issued to executive officers, see "Stock Options" for further discussion.

   Each of the employment agreements of Messrs. Calhoun and Murray have a three-year term, which expired in February 2001. Under each agreement, the officer's employment could be terminated upon his death or "disability," for "cause" or "good reason," (as those terms are defined in the employment agreement) or for any reason upon 45 days' notice by the employee or at will by the Company. Upon discretionary termination of employment by the Company or termination by the employee for good reason, the employee's salary and benefits would be continued for a period of 52 weeks for Mr. Calhoun and 26 weeks for Mr. Murray. Upon death, disability, discretionary termination by the employee or termination for cause, no severance pay would be paid. Upon a "change in control" (as defined in each employment agreement) of the Company, the employees would receive as severance pay a lump sum equal to the weekly salary times 52 weeks for Mr. Calhoun and 26 weeks for Mr. Murray provided the employment agreement was not assigned and assumed by a successor Company. In addition, upon a "change in control" the executive employee's unvested stock options and restricted stock would vest immediately. Mr. Murray was granted options to purchase 60,000 shares of common stock effective January 1, 2000 as a concession for reducing the number of weeks of severance pay from 52 to 26 under the severance pay provisions of his employment agreement described above.

   Each of the employment agreements provided that the employee was eligible to participate in the Company's employee benefit plans, including the Company's matching 401(k) Savings Plan and the 1997 Stock Plan.

   Each of the employment agreements contained certain confidentiality obligations. In addition, in each agreement the employee agreed not to compete against the Company for a period of one year following termination in any county or parish in which the Company has a leasehold interest or active or pending seismic programs.

Indemnity Agreements

   The Company has entered into indemnity agreements with Messrs. Miller, Calhoun, Murray and Ms. Cannon and with each director of the Company (collectively, the "Executives"). The indemnity agreements indemnify each Executive against all expenses incurred in connection with any action or investigation involving each Executive by reason of his or her position with the Company (or with another entity at the Company's request). The Executives also will be indemnified for costs, including judgments, fines and penalties, indemnifiable under Delaware law or under the terms of any current or future liability insurance policy maintained by the Company that covers the Executives. An Executive involved in a derivative suit will be indemnified for expenses and amounts paid in settlement. Indemnification is dependent in every instance on the Executive meeting the standards of conduct set forth in the indemnity agreements. If a potential change in control occurs, the Company will fund a trust to satisfy its anticipated indemnification obligations.

                COMPENSATION COMMITTEE AND STOCK PLAN COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

   Prior to April 6, 2001, the Board of Directors had two standing committees responsible for executive compensation matters. The Compensation Committee of the Board of Directors (the "Compensation Committee") developed and recommended to the Board of Directors the compensation policies of the Company. The Compensation Committee also administered the Company's compensation plans and recommends for approval by the Board of Directors the compensation to be paid to the Chief Executive Officer and, with the advice of the Board of Directors, the other executive officers of the Company. The Compensation Committee consists of three directors, none of whom are current or former employees of the Company. The Stock Plan Committee of the Board of Directors had overall responsibility for stock option and restricted stock grants, including grant approval and plan administration. The Stock Plan Committee consisted of three directors, none of whom are current or former employees of the Company. The Stock Plan Committee was dissolved on April 6, 2001, and its responsibilities were also given to the Compensation Committee.

   The basic compensation philosophy of the Company is to provide competitive salaries as well as competitive incentives to achieve superior financial performance. The Company's executive compensation policies are designed to achieve three primary objectives:

  . Attract and retain well-qualified executives who will lead the Company and achieve and inspire superior performance;

  . Provide incentives for achievement of specific short-term individual and corporate goals; and

  . Align the interests of management with those of the stockholders to encourage achievement of increases in stockholder value.

   Executive compensation at the Company consists primarily of the following components: base salary and benefits; amounts paid (if any) under the annual bonus programs available to certain executive officers (see below); and participation in the Company's stock option and equity-based incentive plans. Each component of compensation is designed to accomplish one or more of the three compensation objectives described above.

Base Salary

   To attract and retain well-qualified executives, it is the Compensation Committee's policy to establish base salaries and provide benefit packages at levels that the Company believes to be competitive. Base salaries of executives may be determined in part by comparing each executive's position with similar positions in companies of similar type, size and financial performance. In general, the Compensation Committee has targeted salaries to be commensurate with base salaries paid for comparable positions in comparable size companies. Other factors that have been considered by the Compensation Committee are the executive's performance, the executive's current compensation and the Company's performance (determined by reference to revenues, cash flow, production growth, earnings and other factors).

Stock Option and Restricted Stock Plans

   Awards under the Company's 1997 Stock Plan are designed to encourage long-term investment in the Company by participating executives, to align more closely executive and stockholder interests and to reward executives and other employees for building stockholder value. The Company believes stock ownership by management is beneficial and stock awards have been granted by the Company to executives and other employees since the Company's formation. Since the 1997 Stock Plan's formation, the Committee administering it has reviewed, modified (to the extent appropriate) and taken final action as to the employees to be granted options and/or restricted stock and the amount, timing, price and other terms of the options and/or restricted stock.

   Under the Company's 1997 Stock Plan, executives and other employees may be granted shares of restricted stock. These shares are subject to restrictions that generally lapse over a period of three years from the date of grant.

   Under the 1997 Stock Plan, executives and other employees may be granted options to purchase shares of stock, as well as tax benefit rights. The Company has never granted tax benefit rights and does not have a present intent of so doing. The Company has granted both incentive stock options and nonqualified stock options within the meaning of the Code. Most of the options granted have been incentive stock options with an exercise price equal to the market price of the Common Stock on the date of the grant. The Company may, however, grant options with an exercise price above or below the market price on the date of grant.

Compensation of the Chief Executive Officer

   In mid 1999, management instituted a cost reduction plan approved by the Board of Directors which included a reduction in salaries for several of the executive officers including Kelly Miller, the Company's CEO. Pursuant to this plan, Mr. Miller voluntarily reduced his base salary to $150,000 from the $220,000 base salary that he was awarded in 1998. Mr. Miller agreed to keep his base salary at $150,000 during 2000. The factors considered in determining executive officer salaries including the CEO, were the state of the oil and gas industry given the significantly depressed commodity prices, and the resulting negative impact on the Company's liquidity and stock price.

   On April 6, 2001, the Committee approved the compensation for Mr. Miller, retroactive to January 1, 2001. Mr. Miller's annual salary was increased to $220,000. In addition, Mr. Miller has been granted $50,000 payable immediately in recognition of his accomplishments in raising capital during 2000. Also on April 6, 2001, the Committee granted Mr. Miller options for the purchase of Common Stock totaling 190,000. The exercise prices for these options are the same as those granted to other officers of the Company during 2000. The exercise price for 100,000 of these options is $0.01 per share and the right to exercise these options vests when the normal trading average of the stock on the market remains above the designated values below for a period of five consecutive trading days a follows:

              Five-Day Daily                                        Percentage
              Average Target                                          Vested
              --------------                                        ----------
                $2.00                                                   40%
                $2.75                                                   70%
                $3.50                                                  100%

   The exercise price for the remaining 90,000 options is $1.625 per share which is approximately 163% of the grant date market price. These options will vest at a rate of one-fifth on October 31, 2001 and the remaining options pro rata over the subsequent four years.

   Specific Company performance which was considered in determining the 2001 compensation package for the CEO included:

  .  Bank debt reduced 66% to $7.5 million.

  .  Reduced total debt 58% to $12.2 million from last year end.

  . Increased average working interest in the core areas of the Mississippi Salt Basin through the acquisition of 50% of Eagle Investments' leasehold.

  . Accessed long-term capital partners in Eagle Investments Inc. and Guardian Energy Management Corp. with the infusion of $5.5 million of capital and acquisition of $2.6 million of prospects and acreage.

   Although the Company intended to have an employment agreement in place for the CEO, the Compensation Committee has not yet completed discussions and negotiations with Mr. Miller regarding his employment agreement.

   Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that publicly held corporations may not deduct compensation paid to certain executive officers in excess of $1 million annually, with certain exemptions. The Company has examined its executive compensation policies in light of
Section 162(m) and the regulations adopted by the Internal Revenue Service to implement this section. It is not expected that any portion of the Company's deduction for employee remuneration will be disallowed in 2000 or in future years by reason of awards granted in 2000.

   During 2000, all recommendations of the Compensation Committee were unanimously approved by the Board of Directors without modification.

                            Respectfully submitted,


COMPENSATION COMMITTEE                    STOCK PLAN COMMITTEE


William Casey McManemin, Chairman         William Casey McManemin, Chairman
Kenneth J. Foote                          Kenneth J. Foote
Robert M. Boeve                           Robert M. Boeve

                             AUDIT COMMITTEE REPORT

   The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company's consolidated financial statements, its system of internal controls and the independence and performance of its internal and independent auditors. We also recommend to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors. The Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Each Committee member is independent as defined by NASDAQ listing standards. A copy of the Audit Committee Charter is attached to this Proxy Statement.

   Management is responsible for the financial reporting process, including the system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

   In this context, we held four meetings during year 2000. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management, and the Company's independent auditors, Arthur Andersen LLP. We discussed with the Company's independent auditors the overall scope and plans for their respective audits. We met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the Company's internal controls.

   We have reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2000 with management and Arthur Andersen.

   We also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committee).

   The Company's independent auditors also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from the Company. When considering Arthur Andersen's independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to Arthur Andersen for audit and non-audit services.

   Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that the Company's audited consolidated financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K. We have also recommended the selection of the Company's independent auditors, and, based on our recommendation, the Board has selected Arthur Andersen as the Company's independent auditors for the year ended December 31, 2001, subject to shareholder ratification.

                            Respectfully submitted,

                                          AUDIT COMMITTEE

                                          Kenneth J. Foote, Chair
                                          Richard J. Burgess
                                          Paul A. Halpern

Year 2000 Audit Fee Summary

   Audit Fees. The aggregate fees billed by Arthur Andersen for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $100,000.

   All Other Fees. The aggregate fees billed by Arthur Andersen LLP for services rendered to the Company, other than the services described above under "Audit Fees", for the year ended December 31, 2000 were $24,335.

                    PROPOSAL FOUR: RATIFICATION OF AUDITORS

   The Board of Directors has selected Arthur Andersen LLP as the auditors of the Company for the current fiscal year. The Company expects that representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

   Stockholder ratification of the selection of Arthur Andersen LLP as the auditors of the Company is not required by the Company's by-laws or otherwise. However, the Board of Directors is submitting the selection of Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the Board of Directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the audit committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that a change would be in the best interest of the Company and its stockholders.

  YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE
      SELECTION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS FOR 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with C.E. Miller and Affiliates

   The following information describes agreements or transactions between the Company and C.E. Miller, Chairman of the Board and a director of the Company.

   In July 1996, the Company sold the building it occupies to C. E. Miller and subsequently leased a substantial portion of the building under the terms of a five-year lease agreement. The lease was renegotiated in 1998 for a five-year term to increase the square footage being leased. The Company realized a gain on the sale of the property of approximately $160,000. This gain was deferred and is being amortized in proportion to the gross rental charges under the operating lease.

   Until March 1999, the Company provided technical and administrative services to Eagle Investments Inc., an affiliated entity controlled by C. E. Miller. In connection with this arrangement, $66,667 and $200,000 were recognized as management fee income for the years ended December 31, 1999 and 1998, respectively.

   During 1999, Eagle purchased a working interest in certain unproved oil and gas properties from the Company for $3.9 million. The Company believes that the purchase price was representative of the fair market value of these interests and that the terms were consistent with those available to unrelated parties. On July 11, 2000, the Company signed a letter agreement (the "Eagle Transaction") to acquire an interest in these properties and $0.5 million in cash from Eagle, in exchange for a total of 1,851,851 shares of common stock. In addition, Eagle was issued warrants exercisable for a total of 2,031,250 shares of common stock. Consummation of this transaction with Eagle was approved by the stockholders at a meeting on December 7, 2000.

   On February 27, 2001, the Board of Directors (including the disinterested directors) unanimously passed a resolution approving the sale of certain working interests to and the participation of certain affiliates of the Company (Guardian Energy Management Corp., Guardian Energy Exploration Corp., Jordan Exploration, Robert Boeve, and Eagle Investments, Inc.) in joint exploration agreements for the development of the Illinois Basin project and four Mississippi prospects. The terms offered under the joint exploration agreements were substantially the same as those offered to third parties on an arms-length basis. The terms included reimbursement to the Company of certain lease acquisition and geological and geophysical expenses incurred to date at the proportional interests acquired and certain rights to the Company involving back-in after payout provisions ranging from 30% to 35% on the Mississippi prospects. All development costs will be shared by the Company and the participants on the basis of their proportional working interests.

   All material transactions between the Company and its affiliates are and will continue to be approved by a majority of the disinterested directors of the Company.

                         STOCK PRICE PERFORMANCE GRAPH

   The following graph compares the cumulative total stockholder return on the Company's Common Stock to the Standard & Poor's 500 Stock Index and an industry index comprised of the common stock of companies in the oil and gas development and exploration industry (the "Peer Group"), assuming an investment of $100 on the date of the Offering (February 4, 1998) through December 31, 2000. The Standard & Poor's 500 Stock Index is a broad equity market index published by Standard & Poor's. The Peer Group was selected by the Company and includes the companies listed in the footnote to the graph below. Cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between the share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period.

   The dollar values for total stockholder return plotted in the graph below are shown in the following table:

                                                                  Dec.    Dec.
                                                Feb. 4, Dec. 31,   31,     31,
                                                 1998     1998    1999    2000
                                                ------- -------- ------- -------
      Miller Exploration....................... $100.00 $ 56.25  $ 13.68 $ 19.14
      S & P 500................................  100.00  122.08   145.92  131.12
      Peer Group...............................  100.00   60.67    48.60  108.68

                           COMPARISON OF CUMULATIVE
                           TOTAL STOCKHOLDER RETURN

                          [PERFORMANCE GRAPH OMITTED]

* The Peer Group includes [Edge Petroleum Co., Bellwether Exploration Co., Titan Exploration, Inc., Clayton Williams Energy, Key Production Co., Remington Oil & Gas Corp., Parallel Petroleum Corp., Vista Energy Resources, Wiser Oil Corp., Brigham Exploration Co. and Harken Energy Corp.]

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who beneficially own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange Commission. Directors, officers and greater than 10% beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons for the 2000 fiscal year. The Company believes that its officers and directors complied with all applicable filing requirements during the Company's last fiscal year, except for the late filing of Form 4 by Mr. Boeve for one transaction.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the annual meeting of stockholders in the year 2002 and that a stockholder would like to have included in the proxy statement and form of proxy relating to that meeting must be received by the Company for consideration not later than January 15, 2002, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. The Company's management will have discretionary voting authority with respect to stockholder proposals raised at the next annual meeting of stockholders which are not submitted to the Company at least 45 days prior to such meeting, without including any discussion of the matter in the proxy statement.

                            SOLICITATION OF PROXIES

   Solicitation of proxies will be made initially by mail. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone or facsimile or personally without additional compensation. Proxies may be solicited by nominees and other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by them. The Company will bear all costs of solicitation of proxies, including the charges and expenses of brokerage firms, banks, trustees or other nominees for forwarding proxy materials to beneficial owners. The Company has engaged its stock transfer agent, American Stock Transfer an Trust Company to assist in solicitation of proxies.

                                          By Order of the Board of Directors

                                          Deanna L. Cannon
                                          Vice President--Finance and
                                           Secretary

April 20, 2001

                                   ANNEX "A"

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER
                           MILLER EXPLORATION COMPANY

Audit Committee Purpose

   The Audit Committee (the "Committee") is appointed by the Board to assist the Board in monitoring (1) the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, and (2) the independence and performance of the Company's independent auditors and internal auditors. In doing so, it is the responsibility of the Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

   The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

   The Committee shall be comprised of three or more directors as appointed by the Board, each of who shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices ("financial literacy"), be able to read and understand fundamental financial statements and at least one member of the Committee shall have accounting or related financial management expertise.

   The Company's Chief Financial Officer will serve as a resource to the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel, internal auditors or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

   The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the internal auditors, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

Audit Committee Responsibilities and Duties

 Review Procedures

  1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

  2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

  3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors together with management's responses.

  4. Review with the financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

 Independent Auditors

  5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee has the authority and shall be responsible for selection, evaluation and replacement of the outside auditor.

  6. Approve the fees and other significant compensation to be paid to the independent auditors.

  7. The Audit Committee is responsible for ensuring that the auditor submits a formal written statement regarding relationships and services which may affect objectivity and independence, for discussing any relevant matters with the independent auditors, and for recommending that the full board take appropriate action to address the independence of the auditor.

  8. Review the independent auditors audit plan--discuss scope, staffing locations, reliance upon management, and internal audit and general audit approach.

  9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

 Internal Auditors and Legal Compliance

  11.  In the event that the Company has an internal audit department:

    A. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal auditors, as needed.

    B. Review the appointment, performance, and replacement of the senior internal audit executive.

    C. Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

  12. Recommend, as appropriate, the use of contract internal audit personnel if Company does not have internal audit department.

  13. On at least an annual basis, review with the company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with Applicable laws and regulations, and inquiries received from regulators or governmental agencies.

 Other Audit Committee Responsibilities

  14. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  15. Have committee meeting agendas prepared by the Committee Chair with input from committee members. It is expected that the Chair would also ask for management and key committee advisors, and perhaps others, to participate in this process.

  16. Report at least semi-annually, or as deemed necessary, to the full board. In addition, summarized minutes from Committee meetings shall be distributed to each board member prior to the subsequent Board of Directors meeting.

  17. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      Appendix 1

                           MILLER EXPLORATION COMPANY

                 STOCK OPTION AND RESTRICTED STOCK PLAN OF 1997


                                    SECTION 1

                     Establishment of Plan; Purpose of Plan
                     --------------------------------------

     1.1 Establishment of Plan. The Company hereby establishes the Stock Option and Restricted Stock Plan of 1997 (the "Plan") for its corporate and Subsidiary officers and other key employees. The Plan permits the grant or award of Options, Restricted Stock, and Tax Benefit Rights.

     1.2 Purpose of Plan. The purpose of the Plan is to provide officers and key employees of the Company and its Subsidiaries with an increased incentive to make significant contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of officers and key employees with the interests of the Company's shareholders through the opportunity for increased stock ownership, and to attract and retain officers and key employees. The Plan is further intended to provide flexibility to the Company in structuring long-term incentive compensation to best promote the foregoing objectives.


                                    SECTION 2

                                   Definitions
                                   -----------

     The following words have the following meanings unless a different meaning is plainly required by the context:

     2.1 "Act" means the Securities Exchange Act of 1934, as amended.

     2.2 "Board" means the Board of Directors of the Company.

     2.3 Unless otherwise defined in the grant or agreement applicable to an Incentive Award, "Change in Control" means:

          (a) the sale, lease, exchange, or other transfer of substantially all the assets of the Company (in one transaction or in a series of related transactions) to, or the merger or consolidation of the Company with, a corporation that is not controlled by the Company; or

          (b) a change in control of the Company of a nature that would be required to be reported in a response to Item 6(e) of Schedule 14A of Regulation 14A issued under the Act, provided that, without limitation, such change in control shall be deemed to have occurred if (i) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of the Board (unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period).

     2.4 "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" means a committee the Board shall designate to administer the Plan. The Committee shall consist of at least two members of the Board appointed by the Board, all of whom shall be "non-employee directors" as defined in Rule 16b-3 under the Act as in effect from time to time. The Board, in its discretion, may also require that members of the Committee be "outside directors" as defined in the rules issued under Section 162(m) of the Code.

     2.6 "Common Stock" means the Common Stock of the Company.

     2.7 "Company" means Miller Oil Company, a Delaware corporation, and its predecessors.

     2.8 "Competition" means participation, directly or indirectly, in the ownership, man agement, financing or control of any business that is the same as or similar to the present or future businesses of the Company or any Subsidiary. Such participation may be by way of employment, consulting services, directorship, or officership. Ownership of less than three percent (3%) of the shares of any corporation whose shares are traded publicly on any national or regional stock exchange or over the counter shall not be deemed Competition.

     2.9 "Consensual Severance" means the voluntary termination of all employment by the Participant with the Company or any of its Subsidiaries that the Committee determines to be in the best interests of the Company.

     2.10 "Early Retirement" means the voluntary termination of all employment by a Participant with the written consent of the Committee after the Participant has attained 55 years of age and completed 10 years of service with the Company or any of its Subsidiaries.

     2.11 "Incentive Award" means the award or grant of an Option, Restricted Stock, or Tax Benefit Right to a Participant under the Plan.

     2.12 "Market Value" of any security on any given date means if the security is listed for trading on The Nasdaq Stock Market or one or more national securities exchanges, the last reported sales price on the date in question, or if such security shall not have been traded on such principal exchange on such date, the last reported sales price on the first day prior thereto on which such security was so traded; or if that is not applicable, the value as determined by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

     2.13 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act as in effect from time to time.

     2.14 "Normal Retirement" means the voluntary termination of all employment by a Par ticipant after the Participant has attained 62 years of age, or such other age as shall be determined by the Committee in its sole discretion or as otherwise may be set forth in the Incentive Award agreement or other grant document with respect to a Participant and a particular Incentive Award.

     2.15 "Option" means the right to purchase Common Stock at a stated price for a speci fied period of time.

     2.16 "Participant" means the officers and other key employees of the Company and its Subsidiaries who are granted an Incentive Award under the Plan.

     2.17 "Restricted Period" means the period of time during which Restricted Stock awarded under the Plan is subject to restrictions. The Restricted Period may differ among Participants and may have different expiration dates with respect to shares of Common Stock covered by the same Incentive Award.

     2.18 "Restricted Stock" means Common Stock awarded to a Participant under
Section 6 of the Plan.

     2.19 "Subsidiary" means any corporation or other entity of which fifty percent (50%) or more of the outstanding voting stock or voting ownership interest is directly or indirectly owned or controlled by the Company, or by one or more Subsidiaries of the Company.

     2.20 "Tax Benefit Right" means any right granted to a Participant under
Section 7 of the Plan.

     2.21 "Total Disability" means that the Participant, for physical or mental reasons, is unable to perform the essential functions of his or her duties for the Company for 120 consecutive days, or 180 days during any twelvemonth period.

                                    SECTION 3

                                 Administration
                                 --------------

     3.1 Power and Authority. The Committee shall administer the Plan. Except as limited in this Plan, the Committee shall have full power and authority to interpret the provisions of the Plan and Incentive Awards granted under the Plan, to supervise the administration of the Plan and the Incentive Awards granted under the Plan and to make all other determinations considered necessary or advisable under the Plan. All determinations, interpretations and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee shall hold its meetings at such times and places as it deems advisable. Action may be taken by a written instrument signed by all of the members of the Committee, and any action so taken shall be fully as effective as if it had been taken at a meeting duly called and held. The Committee may delegate recordkeeping, calculation, payment, and other ministerial administrative functions to individuals designated by the Committee, who may be employees of the Company or its Subsidiaries.

     3.2 Grants or Awards to Participants. In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as are consistent with the terms of the Plan, including, without limitation, the authority to: (a) determine whether and when Incen tive Awards will be granted, the persons to be granted Incentive Awards, the amount of Incentive Awards to be granted to each person and the terms of the Incentive Awards to be granted; (b) determine and amend vesting schedules, if any; (c) permit delivery or withholding of stock in pay ment of the exercise price or to satisfy tax withholding obligations; and (d) waive any restrictions or conditions applicable to any Incentive Award. Incentive Awards shall be granted or awarded by the Committee, and Incentive Awards may be amended by the Committee consistent with the Plan, provided that no such amendment may become effective without the consent of the Partici pant, except to the extent that the amendment operates solely to the benefit of the Participant.

     3.3 Indemnification of Committee Members. Neither any member or former member of the Committee nor any individual to whom authority is or has been delegated shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company from and against any cost, liability or expense imposed or incurred in connection with such person's or the Committee's taking or failing to take any action under the Plan. Each such person shall be justified in relying on information furnished in connection with the Plan's administration by any appropriate person or persons.

                                    SECTION 4

                           Shares Subject to the Plan
                           --------------------------

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 of the Plan, a maximum of 1,200,000 shares of Common Stock shall be available for Incentive Awards under the Plan. Such shares may be authorized but unissued shares.

     4.2 Limitation Upon Incentive Awards. No Participant shall be granted, during any calendar year, Incentive Awards with respect to more than 10% of the total number of shares of Common Stock available for Incentive Awards under the Plan set forth in Section 4.1 of the Plan, subject to adjustment as provided in
Section 4.3 of the Plan.

     4.3 Adjustments. If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or any other change in the corporate structure or shares of the Company, the aggregate number and class of shares available for grants or awards under the Plan, together with the Option prices, award limits and other appropriate terms of this Plan, shall be appropriately adjusted. No fractional shares shall be issued pursuant to the Plan, and any fractional shares resulting from adjustments shall be eliminated from the respective Incentive Award, with an appropriate cash adjustment for the value of any Incentive Awards eliminated. If an Incentive Award is canceled, surrendered, modified, expires or is terminated during the term of the Plan but prior to the exercise or vesting of the Incentive Award in full, the shares subject to but not purchased or retained by the Participant under such Incentive Award shall be available for other Incentive Awards. If shares subject to and otherwise deliverable upon the exercise of an Incentive Award are surrendered to the Company in connection with the exercise or vesting of an Incentive Award, the surrendered shares subject to the Incentive Award shall be available for other Incentive Awards.


                                    SECTION 5

                                     Options
                                     -------

     5.1 Grant.

          (A) Officers and Employees. Except as set forth below for Non-Employee Directors, a Participant may be granted one or more Options under the Plan. Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. The Committee may vary, among Participants and among Options granted to the same Participant, any and all of the terms and conditions of the Options granted under the Plan. Subject to the limitation imposed by Section 4.2 of the Plan, the Committee shall have complete discretion in determining the number of options granted to each Participant. The Committee may designate whether or not an Option is to be considered an incentive stock option as defined by Section 422(b) of the Code.

          (b) Non-Employee Directors. Subject to the limitation imposed by
     Section 4.2 and the adjustments imposed by Section 4.3, and Option to purchase 3,000 shares of Common Stock shall be granted automatically on the date of the Company's 1998 Annual Meeting of Stockholders and the date of each annual meeting thereafter to each director of the Company who is, at the close of each such annual meeting, a Non-Employee Director. In addition, each Non-Employee Director shall at the time of his or her initial election or appointment be granted a Stock Option to purchase 10,000 shares of Common Stock. The Options shall be granted at on option price equal to the fair market value of the Common Stock at the date of grant of the option and shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. Options granted to Non-Employee Directors shall not be treated as incentive stock options under Section 422(b) of the code.

     5.2 Option Agreements. Each Option shall be evidenced by an Option agreement con taining such terms and conditions, consistent with the provisions of the Plan, as the Committee from time to time determines. To the extent not covered by the Option agreement, the terms and conditions of this Section 5 shall govern.

     5.3 Option Price. The per share Option price shall be determined by the Committee. The per Share Option Price of any Option intended to qualify as an incentive stock option under Section 422(b) of the Code shall be equal to or greater than 100% of the Market Value on the date of grant. The date of grant of an Option shall be the date the Option is authorized by the Committee or a future date specified by the Committee as the date for issuing the Option.

     5.4 Medium and Time of Payment. The exercise price for each share purchased pur suant to an Option granted under the Plan shall be payable in cash or, if the Committee consents, in shares of Common Stock (including Common Stock to be received upon a simultaneous exer cise). The time and terms of payment may be amended before or after exercise of an Option (a) by the Committee in its sole discretion, if the terms of such amendment are more favorable to the Participant, or (b) in all other cases, by the Committee with the consent of the Participant. The Committee may from time to time authorize payment of all or a portion of the Option price in the form of a promissory note or installments according to such terms as the Committee may approve. The Board may restrict or suspend the power of the Committee to permit such loans and may require that adequate security be provided.

     5.5 Options Granted to Ten Percent Shareholders. No Option granted to any Partici pant who at the time of such grant owns, together with stock attributed to such Participant under Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries may be designated as an incentive stock option, unless such Option provides an exercise price equal to at least one hundred ten percent (110%) of the Market Value of the Common Stock, and the exercise of the Option after the expiration of five years from the date of grant of the Option is prohibited by its terms.

     5.6 Limits on Exercisability. Options shall be exercisable for such periods as may be fixed by the Committee. Options intended to qualify as incentive stock options shall have terms not to exceed ten years from the grant date. The Committee may in its discretion require a Participant to continue service with the Company and its Subsidiaries for a certain length of time prior to an Option becoming exercisable and may eliminate such delayed vesting provisions. The Committee may also vary, among Participants and among Options granted to the same Participant, any and all of the terms and conditions of Options granted under the Plan.

     5.7 Transferability.

          (a) General. Unless the Committee otherwise consents or unless the terms of the Option agreement provide otherwise, no Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothe cated, other than by will or by the laws of descent and distribution. In addition, all Options granted to a Participant during the Participant's lifetime shall be exercisable during the Participant's lifetime only by such Participant, his guardian, or legal representative.

          (b) Other Restrictions. The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option under the Plan as it deems advisable, including, without limitation, restrictions intended to assure compliance with applicable federal or state securities laws.

     5.8 Termination of Employment.

          (a) General. If a Participant ceases to be employed by or the Director of the Company or one of its Subsidiaries for any reason other than the Par ticipant's death, Total Disability, termination for cause, or any additional provision as determined by the Committee, the Participant may exercise an Option for a period of 90 days after such termination of employment, but only to the extent the Participant was entitled to exercise the Option on the date of termination and would be entitled to exercise the Option if employed at the date of exercise, unless the Committee otherwise consents or the terms of the Option agreement provide otherwise. For purposes of the Plan, the following shall not be deemed a termination of employment: (i) a transfer of employment among the Company and its Subsidiaries; (ii) a leave of absence, duly authorized in writing by the Com pany, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; (iii) a leave of absence in excess of

     90 days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or contract; or (iv) a termination of employment with continued service as an officer or director. For purposes of the Plan, termination of employment shall be considered to occur on the date on which the employee is no longer obligated to perform services for the Company or any of its Subsidiaries and the employee's right to reemployment is not guaranteed either by statute or contract, regardless of whether the employee continues to receive compensation from the Company or any of its Subsidiaries after such date.

          (b) Death. If a Participant dies either while an employee of the Company or one of its Subsidiaries, or dies after termination of employment other than for cause and other than as a result of voluntary termination but during the time when the Participant could have exercised an Option under the Plan, the Option issued to such Participant shall be exercisable by the personal representative of such Participant or other successor to the interest of the Participant for a period of one year after the Participant's death, but only to the extent that the Participant was entitled to exercise the Option on the date of death or termination of employment, whichever first occurred, and would be entitled to exercise the Option if employed at the date of exercise, unless the Committee otherwise consents or the terms of the Option agreement provide otherwise.

          (c) Total Disability. If a Participant ceases to be an employee of the Company or one of its Subsidiaries due to the Participant's Total Disability, the Participant may exercise an Option for a period of one year following such termination of employment, but only to the extent the Participant was entitled to exercise the Option on the date of such event, unless the Committee otherwise consents or the terms of the Option agreement provide otherwise.

          (d) Additional Provisions in Option Agreements. The Committee may, in its sole discretion, provide by resolution or by including provisions in any Option agreement entered into with a Participant that the Participant may exercise any outstanding options upon termination due to Early Retirement, Normal Retirement or Consensual Severance for a period of time after such termination as may be determined by the Committee, provided that
     (i) such period may not extend beyond the earlier of three (3) years after the date of termination or the date on which the Options expire by their terms, (ii) the Participant may exercise the Option only to the extent the Participant was entitled to exercise the Option on the date of termination, and (iii) the Participant shall have no further right to exercise any Options after termination due to Early Retirement, Normal Retirement or Consensual Severance if the Committee determines the Participant has entered into Competition with the Company.

          (e) Voluntary Termination. Except as provided in Section 5.8(d), if a Participant voluntarily terminates employment with the Company or one of its Subsidiaries, the Participant shall have no further right to exercise any Option previously granted him, unless the terms of the Option Agreement provide otherwise.

          (f) Termination for Cause. If a Participant is terminated for cause, the Participant shall have no further right to exercise any outstanding unexercised Option issued under the Plan.

          (g) Suspension of Exercisability. If the Participant receives notice from the Company that the Participant may be terminated for cause, the Participant shall have no right to exercise any Options previously granted for a period of sixty days from the receipt of such notice. If the Participant is terminated for cause within such sixty-day period, the Participant shall have no further right to exercise any Option previously granted. If the Participant is not terminated for cause within the sixty-day period, the provisions of the Option agreement and the Plan shall continue to apply to the exercisability of the Participant's Options.


                                    SECTION 6

                                Restricted Stock
                                ----------------

     6.1 Grant. A Participant may be granted Restricted Stock under the Plan. Restricted Stock shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. Restricted Stock shall be awarded on the condition that the Participant remain in the employ of the Company or one of its Subsidiaries during the Restricted Period. Such condition shall have no effect on the right of the Company or any Subsidiary to terminate the Participant's employment at any time. No payment is required from a Participant for an award of Restricted Stock.

     6.2 Restricted Stock Agreements. Each award of Restricted Stock shall be evidenced by a Restricted Stock agreement containing such terms and conditions, consistent with the provi sions of the Plan, as the Committee from time to time determines.

     6.3 Termination of Employment.

          (a) General. If a Participant ceases to be employed by the Company or one of its Subsidiaries for any reason other than the Participant's death, Total Disability, or any other additional provisions as determined by the Committee pursuant to Section 6.3(c), then any shares of Restricted Stock still subject to restrictions on the date of such termination shall automatically be forfeited and returned to the Company. For purposes of the Plan, the following shall not be deemed a termination of employment: (i) a transfer of employment among the Company and its Subsidiaries; (ii) a leave of absence, duly authorized in writing by the Company, for military service or for any other purpose approved by the Company if the period of such leave does not exceed 90 days; (iii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided the employee's right to reemployment is guaranteed either by statute or contract; or (iv) a termination of employment with continued service as an officer or director. For purposes of the Plan, termination of employment shall be considered to occur on the date on which the employee is no longer obligated to perform services for the Company or any of its Subsidiaries and the employee's right to reemployment is not guaranteed either by statute or contract, regardless of whether the employee continues to receive compensation from the Company or any of its Subsidiaries after such date.

          (b) Death or Total Disability. Unless the terms of the Restricted Stock agreement or grant provide otherwise, in the event a Participant terminates em ployment with the Company or one of its Subsidiaries because of death or Total Disability during the Restricted Period, the restrictions applicable to the shares of Restricted Stock shall automatically terminate and the Restricted Stock shall vest as of the date of termination.

          (c) Additional Provisions as Determined by Committee. The Commit tee may, in its sole discretion, provide provisions in any Restricted Stock agreement permitting, or by resolution approve, vesting of all or part of any Restricted Stock awarded to a Participant upon termination due to Early Retirement, Normal Retirement, Consensual Severance or a Change in Control.

     6.4 Restrictions on Transferability.

          (a) General. Unless the Committee otherwise consents or unless the terms of the Restricted Stock agreement provide otherwise, shares of Restricted Stock shall not be sold, exchanged, transferred, pledged or otherwise disposed of by a Participant during the Restricted Period other than to the Company pursuant to subsection 6.3 or 6.4(b) or by will or the laws of descent and distribution.

          (b) Surrender to the Company. If any sale, exchange, transfer, pledge or other disposition, voluntary or involuntary, of Restricted Stock that has not vested shall be made or attempted during the Restricted Period, except as provided above in subsections 6.3 and 6.4(a), the Participant's right to the Restricted Stock shall immediately cease and terminate, and the Participant shall promptly forfeit and surrender to the Company all such Restricted Stock.

          (c) Other Restrictions. The Committee may impose other restrictions on any Restricted Stock as the Committee deems advisable.

     6.5 Rights as a Shareholder. During the Restricted Period, a Participant shall have all rights of a shareholder with respect to his Restricted Stock, including (a) the right to vote any shares at shareholders' meetings; (b) the right to receive, without restriction, all cash dividends paid with respect to such Restricted Stock; and (c) the right to participate with respect to such Restricted Stock in any stock dividend, stock split, recapitalization or other adjustment in the Common Stock of the Company or any merger, consolidation or other reorganization involving an increase or decrease or adjustment in the Common Stock of the Company. Any new, addi tional or different shares or other security received by the Participant pursuant to any such stock dividend, stock split, recapitalization or reorganization shall be subject to the same terms, condi tions and restrictions as those relating to the Restricted Stock for which such shares were received.

     6.6 Deposit of Certificates; Legending of Restricted Stock.

          (a) Deposit of Certificates. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall be registered in the name of the relevant Participant and deposited, together with a stock power endorsed in blank, with the Company. In the discretion of the Committee, any such certificates may be deposited in a bank designated by the Committee or delivered to the Participant. Certificates for shares of Restricted Stock that have vested shall be delivered to the Participant upon request within a reasonable period of time. The Participant shall sign all documents necessary or appropriate to facilitate such delivery.

          (b) Legend. Any certificates evidencing shares of Restricted Stock awarded pursuant to the Plan shall bear the following legend:

          This certificate is held subject to the terms and conditions contained in a restricted stock agreement that includes a prohibition against the sale or transfer of the stock represented by this certificate except in compliance with that agreement, and that provides for forfeiture upon certain events. A copy of that agreement is on file in the office of the Corporation.

          6.7 Resale. The Participant shall agree not to resell or redistribute such Restricted Stock after the Restricted Period except upon such conditions as the Company may reasonably specify to ensure compliance with federal and state securities laws.

                                    SECTION 7

                               Tax Benefit Rights
                               ------------------

     7.1 Grant. A Participant may be granted Tax Benefit Rights under the Plan to encourage a Participant to exercise Options and provide certain tax benefits to the Company. A Tax Benefit Right entitles a Participant to receive from the Company or a Subsidiary a cash pay ment not to exceed the amount calculated by multiplying the ordinary income, if any, realized by the Participant for federal tax purposes as a result of the exercise of a non-qualified stock option, or the disqualifying disposition of shares acquired under an incentive stock option, by the maximum federal income tax rate (including any surtax or similar charge or assessment) for corporations, plus any other applicable state and local tax against which the Company is entitled to a deduction or credit by reason of exercise of the Option or the disqualifying disposition.

     7.2 Restrictions. A Tax Benefit Right may be granted only with respect to an Option issued and outstanding or to be issued under the Plan or any other Plan of the Company or its Subsidiaries that has been approved by the shareholders as of the effective date of the Plan and may be granted concurrently with or after the grant of the Option. Such rights with respect to out standing Options shall be issued only with the consent of the Participant if the effect would be to disqualify an incentive stock option, change the date of grant or the exercise price, or otherwise impair the Participant's existing Options.

     7.3 Terms and Conditions. The Committee shall determine the terms and conditions of any Tax Benefit Rights granted and the Participants to whom such rights will be granted with respect to Options under the Plan or any other plan of the Company and those terms and conditions shall be set forth in written agreements. The Committee may amend, cancel, limit the term of, or limit the amount payable under a Tax Benefit Right at any time prior to the exercise of the related stock option, unless otherwise provided under the terms of the Tax Benefit Right. The net amount of a Tax Benefit Right, subject to withholding, may be used to pay a portion of the Option price, unless otherwise provided by the Committee.


                                    SECTION 8

                                Change in Control
                                -----------------

     Without in any way limiting the Committee's discretion, the Committee may include in any Incentive Award provisions for acceleration of any vesting or other similar requirements or for the elimination of any restrictions upon Incentive Awards upon a Change in Control of the Company. The Committee may also include provisions for Participants to receive cash in lieu of outstanding Options upon a Change in Control of the Company.

                                    SECTION 9

                               General Provisions
                               ------------------

     9.1 No Rights to Awards. No Participant or other person shall have any claim to be granted any Incentive Award, and there is no obligation of uniformity of treatment of employees, Participants or holders or beneficiaries of Incentive Awards. The terms and conditions of the Incentive Awards of the same type and the determination of the Committee to grant a waiver or modification of any Incentive Award and the terms and conditions thereof need not be the same with respect to each Participant.

     9.2 Withholding. The Company or a Subsidiary shall be entitled to (a) withhold and deduct from future wages of a Participant (or from other amounts that may be due and owing to a Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all amounts deemed necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of Common Stock received upon exercise of an incentive stock option; or (b) require a Participant promptly to remit the amount of such withholding to the Company before taking any action with respect to an Incentive Award. Unless the Committee determines otherwise, withholding may be satisfied by withholding Common Stock to be received upon exercise or by delivery to the Company of previously owned Common Stock.

     9.3 Compliance With Laws; Listing and Registration of Shares. All Incentive Awards granted under the Plan (and all issuances of Common Stock or other securities under the Plan) shall be subject to applicable laws, rules and regulations, and to the requirement that if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Incentive Award or the issue or purchase of shares thereunder, such Incentive Award may not be exercised in whole or in part, or the restrictions on such Incentive Award shall not lapse, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     9.4 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or addi tional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

     9.5 No Right to Employment. The grant of an Incentive Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary.

The Company or any Subsidiary may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any written agreement with a Participant.

     9.6 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Michigan and applicable federal law.

     9.7 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


                                   SECTION 10

                     Effective Date and Duration of the Plan
                     ---------------------------------------

     This Plan shall take effect November 17, 1997. Unless earlier terminated by the Board of Directors, no Incentive Award shall be granted under this Plan after November 16, 2007.


                                   SECTION 11

                            Termination and Amendment
                            -------------------------

     The Board may terminate the Plan at any time, or may from time to time amend the Plan, provided that no such amendment may impair any outstanding Incentive Award without the consent of the Participant, except according to the terms of the Incentive Award. No termination, amendment or modification of the Plan shall become effective with respect to any Incentive Award previously granted under the Plan without the prior written consent of the Participant holding such Incentive Award unless such amendment or modification operates solely to the benefit of the Participant.

                           MILLER EXPLORATION COMPANY

                             AMENDMENT NO. 1 TO THE
                   MILLER EXPLORATION COMPANY STOCK OPTION AND
                          RESTRICTED STOCK PLAN OF 1997

     This Amendment No. 1 to the Miller Exploration Company Stock Option and Restricted Stock Plan of 1997 (this "Amendment") is made and adopted by Miller Exploration Company, a Delaware corporation (the "Company"), effective as of May 26, 2000.

                                    RECITALS
                                    --------

     WHEREAS, the Board of Directors and Shareholders of the Company have duly approved this Amendment to amend the terms and provisions of the Miller Exploration Company Stock Option and Restricted Stock Plan of 1997 (the "Plan"); and

     WHEREAS, any capitalized term used and not otherwise defined herein shall have the meaning set forth in the Plan.


                                    AMENDMENT
                                    ---------

     1. The Plan is hereby amended by deleting Section 4.1 thereof in its entirety and substituting in lieu thereof the following:

          4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 of the Plan, a maximum of 1,900,000 shares of Common Stock shall be available for Incentive Awards under the Plan. Such Shares may be authorized but unissued shares.

     2. Except as expressly set forth herein, the Plan shall remain in full force and effect without further amendment or modification.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company, acting by and through its officer hereunto duly authorized, has executed this Amendment effective as of the date first written above.

                                       MILLER EXPLORATION COMPANY



                                       By:   /s/ Deanna L. Cannon
                                             -----------------------------------
                                       Name:  Deanna L. Cannon
                                       Title: Vice President - Finance and
                                              Secretary

                                                                      Appendix 2

                           MILLER EXPLORATION COMPANY

   AMENDED AND RESTATED EQUITY COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS


                                    SECTION 1

                        Establishment and Purpose of Plan
                        ---------------------------------

     The Company hereby establishes the Equity Compensation Plan for Non-Employee Directors (the "Plan") for its non-employee directors. The purposes of the Plan are to provide an opportunity and means by which non-employee directors can increase their financial interest in the Company, and thereby increase their personal interest in the Company's continued success, through the payment of directors' fees in Company Common Stock.


                                    SECTION 2

                                   Definitions
                                   -----------

     The following words have the following meanings unless a different meaning is plainly required by the context:

     2.1 "Award" means the award of Common Stock to a Participant under the Plan.

     2.2 "Committee" means a committee designated by the Board of Directors of the Company to administer the Plan or, if no committee is designated, the Board of Directors.

     2.3 "Common Stock" means the Common Stock of the Company, $.01 par value.

     2.4 "Company" means Miller Exploration Company, a Delaware corporation, and its subsidiaries.

     2.5 "Director's Fee" means the amount of income payable to a Participant for service as a director for a fiscal year, including without limitation payments for attendance at meetings of the Board of Directors or meetings of committees of the Board of Directors, and any retainer fee paid to members of the Board of Directors, but excluding reimbursement of costs.

     2.6 "Market Value" of any security on any given date means if the security is listed for trading on The Nasdaq Stock Market or one or more national securities exchanges, the last reported sales price on the date in question, or if such security shall not have been traded on such principal exchange on such date, the last reported sales price on the first day prior thereto on which such security was so traded.

     2.7 "Non-Employee Director" shall mean a director of the Company who is not employed by the Company or its subsidiaries.

     2.8 "Participant" means the Non-Employee Directors of the Company who are granted Awards under the Plan.


                                    SECTION 3

                                 Administration
                                 --------------

     3.1 Power and Authority. The Committee shall administer the Plan. Except as limited in this Plan, the Committee shall have full power and authority to interpret the provisions of the Plan and Awards granted under the Plan, to supervise the administration of the Plan and Awards granted under the Plan and to make all other determinations considered necessary or advisable under the Plan. All determinations, interpretations, and selections made by the Committee regarding the Plan shall be final and conclusive. The Committee may delegate recordkeeping, calculation, payment, and other ministerial administrative functions to individuals designated by the Committee, who may be employees of the Company.

     3.2 Awards to Participants. In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to grant Awards under the Plan

     3.3 Indemnification of Committee Members. Neither any member or former member of the Committee nor any individual to whom authority is or has been delegated shall be personally responsible or liable for any act or omission in connection with the performance of powers or duties or the exercise of discretion or judgment in the administration and implementation of the Plan. Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company from and against any cost, liability, or expense imposed or incurred in connection with such person's or the Committee's taking or failing to take any action under the Plan. Each such person shall be justified in relying on information furnished in connection with the Plan's administration by any appropriate person or persons.

                                    SECTION 4

                           Shares Subject to the Plan
                           --------------------------

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.2, a maximum of 600,000 shares of Common Stock shall be available for Awards under the Plan. Such shares may be authorized but unissued shares.

     4.2 Adjustments. If the number of shares of Common Stock outstanding changes by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares, or any other change in the corporate structure or shares of the Company, the aggregate number and class of shares available for Awards under the Plan shall be appropriately adjusted. No fractional shares shall be issued pursuant to the Plan, and any fractional shares resulting from adjustments shall be eliminated from the respective Award, with an appropriate cash adjustment for the value of any Awards eliminated.


                                    SECTION 5

                                     Awards
                                     ------

     5.1 Grant. In accordance with the provisions of Section 5.3, Each Non-Employee Director shall receive an Award in respect of any Director's Fee that would otherwise be payable to such Non-Employee Director.

     5.2 Determination of Number of Shares. The number of shares of Common Stock (rounded to the nearest whole share) to be awarded to a Participant shall be calculated by dividing the dollar amount of a Participant's Director's Fee for a fiscal year by the Market Value of the Common Stock on the day before the payment date.

     5.3 Time of Payment by the Company. The Company shall distribute or cause to be distributed to a Participant the number of shares of Common Stock as calculated in Section 5.2 on or before the 45th day after the end of the Company's fiscal year in which the Director's Fees are earned. The time of payment may be amended before or after an Award (a) by the Committee in its sole discretion, if the terms of such amendment benefits the Participant, or (b) in all other cases, by the Committee with the consent of the Participant.

                                    SECTION 6

                               General Provisions

     6.1 No Rights to Awards. No Participant or other person shall have any claim to be granted any Award, and there is no obligation of uniformity of treatment of Participants. The terms and conditions of the Awards of the same type and the determination of the Committee to grant a waiver or modification of any Award and the terms and conditions thereof need not be the same with respect to each Participant.

     6.2 Compliance With Laws; Listing and Registration of Shares. All issuances of Common Stock under the Plan shall be subject to applicable laws, rules, and regulations, and to the requirement that if at any time the Committee determines, in its sole discretion, that the listing, registration, or qualification of the shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue of shares thereunder, such Award may not be granted in whole or in part, unless and until such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     6.3 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other stock-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.

     6.4 No Right to Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained in the directorship of the Company.

     6.5 Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

         6.6 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     6.7 Unfunded Plan. This Plan shall be an unfunded plan within the meaning of the Internal Revenue Code of 1986, as amended. Benefits provided in the Plan constitute only an unsecured contractual promise to pay in accordance with the terms of the Plan by the Company.


                                    SECTION 7

                     Effective Date and Duration of the Plan
                     ---------------------------------------

     This Plan shall take effect December 7, 1998, which is the effective date of approval by the Board of Directors. This Plan as initially adopted was approved by the stockholders of the Company on June 11, 1999. An initial amended and restated Plan was approved by the Board of Directors on February 25, 2000 and approved by the stockholders of the Company on May 26, 2000. On March 20, 2001, the Board of Directors approved another amendment and restatement to the Plan which was approved by the stockholders of the Company on May 25, 2001. Unless earlier terminated by the Board of Directors, no Award shall be granted under this Plan after December 6, 2008.


                                    SECTION 8

                            Termination and Amendment
                            -------------------------

     The Board may terminate the Plan at any time, or may from time to time amend the Plan, provided that no such amendment may impair any outstanding Award without the consent of the Participant. No termination, amendment, or modification of the Plan shall become effective with respect to any Award previously granted under the Plan without the prior written consent of the Participant holding such Award unless such amendment or modification benefits the Participant.

                           MILLER EXPLORATION COMPANY


                 3104 Logan Valley Rd, Traverse City, MI 49684

          This Proxy is Solicited on behalf of the Board of Directors

    The undersigned hereby appoints Kelly E. Miller and Deanna L. Cannon as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them, to represent and vote, as designated on the reverse side, all shares of Common Stock of Miller Exploration Company (the Company) held of record by the undersigned on April 17, 2001, at the Annual Meeting of Stockholders to be held on May 25, 2001 or any adjournment thereof.

                        (To be Signed on Reverse Side.)

[X]  Please mark your
     votes as in this
     example.


                           WITHHOLD
                      FOR  AUTHORITY
1. To elect one       [ ]     [ ]             Nominee: Martin G. Lagina
   director of the
   Company

FOR, except vote withheld from the following nominee(s):

--------------------------------------------------------

2. To amend the companys 1997 Stock Option             FOR    AGAINST    ABSTAIN
   and Restricted Stock Plan to increase the
   number of authorized shares of common stock         [ ]      [ ]        [ ]
   issuable under the plan from 1,900,000 to 2,400,000.

3. To amend the Companys Equity Compensation
   Plan for Non-Employee Directors to increase         [ ]      [ ]        [ ]
   the number of authorized shares of common stock issuable under the plan from 320,000 to 600,000.

4. To ratify the selection of Arthur
   Andersen LLP as the Companys independent            [ ]      [ ]        [ ]
   accountants for the year ending December 31, 2001.



SIGNATURE(S) _____________________________________    DATE___________, 2001

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.